--------------------------------------------------------------------------------
----------------------------------------

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
                                                  --------------------
ADMINISTRATOR                                           DAVENPORT
Ultimus Fund Solutions, LLC                            EQUITY FUND
P.O. Box 46707                                    --------------------
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
Firstar Bank, N.A
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES                                     ANNUAL REPORT
Austin Brockenbrough III                             March 31, 2001
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

----------------------------------------
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS                                            MARCH 31, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For most stock investors, the best thing that can be said about the first quarter is that it is over. The NASDAQ was down 25.45% for the quarter and 59.67% for the twelve months ending March 31st, and the S&P 500 fell 11.85% and
21.67 % for the comparative period. The Davenport Equity Fund ended the quarter at -12.44% and the one-year period (3/00-3/01) at -16.65%. In delving into the market indices, one finds only a single sector, consumer cyclicals, reported a positive return for the quarter.

For the year ending March 31, 2001, your fund benefited from being diversified across all major sectors of the market. In a market concerned about slowing growth, investors have naturally flocked to the safe haven stocks (high quality companies that provide predictable earnings, such as health care and consumer staples). Maintaining a healthy weighting in these sectors as well as in energy has helped your Fund. We are also pleased, given the sell off in technology stocks, to be able to report that your Fund is under weighted in this sector.

                           THAT WAS THEN, THIS IS NOW1

A year ago, many investors were driven by greed. Innovative business models, not earnings or revenues, drove stock prices higher. A swelling number of baby boomers, according to Harry Dent's book, would lead the Dow to 35,000. Stock market life was rich. Caution was cast aside as newly-minted dot com millionaires took their companies public.

Businesses likewise experienced a fertile environment as demand for their products increased and access to capital was easy. The horizon was filled with what appeared to be endless opportunities and cash burning a hole in corporate pockets. Companies ramped up production by hiring additional workers, expanding plants and investing in new technology to run their businesses.

However, at Internet speed, market sentiment changed last summer as the economy began to slow. Fear became more prevalent as the seemingly endless opportunities vanished. Companies began to accumulate unsold inventory in warehouses. More sales calls and greater discounts were required in a futile attempt to reduce product on hand. Customers no longer felt compelled to buy. Dot com purchasers were suddenly cash poor and struggling to survive. Old line companies no longer felt threatened by internet upstarts and therefore slashed their technology spending. Meanwhile, heavily-indebted consumers (two thirds of the economy) reined in spending as they watched their stock portfolios shrink.

Economic downturns always surprise people with their suddenness. In a strong economy most companies benefit and bad business decisions go unnoticed. In a weak economy some decisions look ridiculous. As one business or sector weakens, there is a ripple effect that impacts other companies. Given the influence of one business' downturn on another, it is no wonder the stock market is volatile and investors are looking to the Federal Reserve in hopes of finding a savior.

The Federal Reserve has lowered the Federal Funds Rate four times so far this year in hopes of stimulating the economy and avoiding a recession. Now, the new national debate is whether Alan Greenspan and the Federal Reserve acted soon enough, and when and how much they will lower rates in the future. Our concern is that some investors are counting too much on the Federal Reserve to rescue the stock market from further declines.

Recent market volatility may be unnerving, but remember why you invest in stocks: historically, equities have provided an average annual return of 11% versus bonds of 6%. After subtracting inflation, the real rate of return for stocks is almost three times that of bonds. Furthermore, stock investors have the odds in their favor as stocks outperform bonds 72% of the time (assuming a five-year holding period). 2

In bear markets, many investors are tempted to try to time the market. Don't. Historically the costs are too high. Over the last ten years, the S&P 500 increased almost 300%, but if an investor missed just 10 of the best days, the return dropped to 167%. Ten days in ten years caused a whopping difference of 132%. 3 Thinking long term and staying invested is the stock investor's best ally.

Paying too much attention to the daily economic and stock market babble will make you a short-term investor. (Heard from any successful day-traders lately?) Market pundits may make you believe we are stuck in a monsoon, but remember the "pundits du jour" once recommended Priceline.com with a $200 target (March 30 price: $2.25). We may not be at the bottom and there will probably be more bad news, but do not make matters worse by letting fear guide your investment decisions. Instead, this is the time to buttress fear with a little courage.

Think about all the technological advances in our daily life. Do you have a cell phone, or a personal computer? Do you have Internet access? Did you have any of these a decade ago? How many of the drugs that you take today were created in the last decade? There are attractive investment opportunities in both the old economy and the new economy.

Lower interest rates will encourage people to refinance mortgages or buy new homes and cars. Companies will start to borrow money to make capital improvements. The trickle-down effect of buying a home, for instance, is enormous, but it takes time. Meanwhile, it might help to remember the saying, "If you ever want to see a rainbow, you've gotta stand a little rain." 4

We plan to stay the course. It is the only path to long-term success. We are determined to help you meet your goals in a prudent and responsible manner. We look forward to giving you a further update in July. Until then, feel free to contact us with questions you may have.

                                        Sincerely,


                                        Davenport & Company LLC

1.   S. E. Hinton, That Was Then, This Is Now, (Puffin, 1998)
2.   Jeremy  J.  Siegel,   Peter  L.   Bernstein,   Stocks  for  the  Long  Run,
     (McGraw-Hill, 1998)
3.   Bloomberg and MFS Research
4.   Don Schlitz and Donny Lowery, Nitty Gritty Dirt Band, (1986)

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

           Comparison of the Change in Value of $10,000 Investment in The Davenport Equity Fund and the Standard & Poor's 500 Index

                                [GRAPHIC OMITTED]

                     --------------------------------------
                                                    3/31/01
                                                    -------
                     The Davenport Equity Fund      $11,580
                     Standard & Poor's 500 Index    $12,722
                     --------------------------------------

                     --------------------------------------
                            THE DAVENPORT EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS(a)
                       (for periods ended March 31, 2001)

                      1 Year              Since Inception*
                      -16.65%                   4.68%
                     --------------------------------------

           Past performance is not predictive of future performance.

*    Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001
--------------------------------------------------------------------------------

ASSETS
     Investments in securities:
          At acquisition cost ................................     $ 68,657,572
                                                                   ============
          At market value (Note 1) ...........................     $ 70,092,369
     Dividends receivable ....................................           66,161
     Receivable for investment securities sold ...............        1,447,536
     Receivable for capital shares sold ......................           38,986
     Other assets ............................................            9,719
                                                                   ------------
          TOTAL ASSETS .......................................       71,654,771
                                                                   ------------

LIABILITIES
     Dividends payable .......................................            3,923
     Payable for investment securities purchased .............        1,149,902
     Payable for capital shares redeemed .....................          269,551
     Accrued investment advisory fees (Note 3) ...............           53,259
     Accrued administration fees (Note 3) ....................            9,998
     Other accrued expenses and liabilities ..................            8,275
                                                                   ------------
          TOTAL LIABILITIES ..................................        1,494,908
                                                                   ------------

NET ASSETS ...................................................     $ 70,159,863
                                                                   ============

Net assets consist of:
Paid-in capital ..............................................     $ 68,867,387
Undistributed net investment income ..........................           12,106
Accumulated net realized losses from security transactions ...         (154,427)
Net unrealized appreciation on investments ...................        1,434,797
                                                                   ------------
Net assets ...................................................     $ 70,159,863
                                                                   ============

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value) ........        6,143,626
                                                                   ============

Net asset value, offering price and redemption price
per share (Note 1) ...........................................     $      11.42
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends ...............................................     $  1,045,738
                                                                   ------------

EXPENSES
     Investment advisory fees (Note 3) .......................          578,176
     Administration fees (Note 3) ............................          124,204
     Professional fees .......................................           12,896
     Trustees' fees and expenses .............................           11,128
     Postage and supplies ....................................           10,019
     Registration fees .......................................            9,769
     Custodian fees ..........................................            9,241
     Printing of shareholder reports .........................            7,083
     Insurance expense .......................................            2,567
     Pricing costs ...........................................            1,382
     Other expenses ..........................................            3,464
                                                                   ------------
          TOTAL EXPENSES .....................................          769,929
                                                                   ------------

NET INVESTMENT INCOME ........................................          275,809
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gains from security transactions ...........        1,142,334
     Net change in unrealized appreciation/depreciation
       on investments ........................................      (15,169,864)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ............      (14,027,530)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $(13,751,721)
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                                      Year             Year
                                                                                      Ended            Ended
                                                                                    March 31,        March 31,
                                                                                      2001             2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment income ...................................................    $    275,809     $    234,952
     Net realized gains (losses) from security transactions ..................       1,142,334           (8,938)
     Net change in unrealized appreciation/depreciation
       on investments ........................................................     (15,169,864)       9,438,445
                                                                                  ------------     ------------
Net increase (decrease) in net assets from operations ........................     (13,751,721)       9,664,459
                                                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income ..............................................        (263,703)        (257,524)
                                                                                  ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ...............................................      18,052,379       21,275,796
     Net asset value of shares issued in reinvestment
       of distributions to shareholders ......................................         252,399          246,511
     Payments for shares redeemed ............................................     (11,755,343)      (9,661,290)
                                                                                  ------------     ------------
Net increase in net assets from capital share transactions ...................       6,549,435       11,861,017
                                                                                  ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......................................      (7,465,989)      21,267,952

NET ASSETS
     Beginning of year .......................................................      77,625,852       56,357,900
                                                                                  ------------     ------------
     End of year (including undistributed net investment income of $12,106 and
       $0, respectively) .....................................................    $ 70,159,863     $ 77,625,852
                                                                                  ============     ============
CAPITAL SHARE ACTIVITY
     Sold ....................................................................       1,380,965        1,693,284
     Reinvested ..............................................................          20,186           19,633
     Redeemed ................................................................        (903,057)        (760,199)
                                                                                  ------------     ------------
     Net increase in shares outstanding ......................................         498,094          952,718
     Shares outstanding at beginning of year .................................       5,645,532        4,692,814
                                                                                  ------------     ------------
     Shares outstanding at end of year .......................................       6,143,626        5,645,532
                                                                                  ============     ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                                     Year            Year            Year           Period
                                                                     Ended           Ended           Ended          Ended
                                                                   March 31,       March 31,       March 31,       March 31,
                                                                     2001            2000            1999           1998(a)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................    $    13.75      $    12.01      $    11.14      $    10.00
                                                                  ----------      ----------      ----------      ----------

Income (loss) from investment operations:
     Net investment income ...................................          0.05            0.04            0.06            0.01
     Net realized and unrealized gains (losses) on investments         (2.34)           1.75            0.88            1.13
                                                                  ----------      ----------      ----------      ----------
Total from investment operations .............................         (2.29)           1.79            0.94            1.14
                                                                  ----------      ----------      ----------      ----------

Less distributions:
     Dividends from net investment income ....................         (0.04)          (0.05)          (0.06)             --
     Distributions from net realized gains ...................            --              --           (0.01)             --
                                                                  ----------      ----------      ----------      ----------
Total distributions ..........................................         (0.04)          (0.05)          (0.07)             --
                                                                  ----------      ----------      ----------      ----------

Net asset value at end of period .............................    $    11.42      $    13.75      $    12.01      $    11.14
                                                                  ==========      ==========      ==========      ==========

Total return .................................................        (16.65%)         14.93%           8.53%          11.40%(d)
                                                                  ==========      ==========      ==========      ==========

Net assets at end of period (000's) ..........................    $   70,160      $   77,626      $   56,358      $   24,694
                                                                  ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(b) ...............          1.00%           1.01%           1.14%           1.15%(c)

Ratio of net investment income to average net assets .........          0.36%           0.35%           0.64%           0.76%(c)

Portfolio turnover rate ......................................            25%             17%             15%             17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

(d)  Not annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES        COMMON STOCKS - 95.7%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 4.1%
    53,401      Alcoa, Inc. ..................................      $  1,919,766
    22,387      Martin Marietta Materials, Inc. ..............           955,925
                                                                    ------------
                                                                       2,875,691
                                                                    ------------

                CAPITAL GOODS - 12.5%
    22,387      Avery Dennison Corporation ...................         1,164,572
    20,006      General Dynamics Corporation .................         1,255,176
    31,512      General Electric Company .....................         1,319,092
    55,825      Koninklijke Philips Electronics N.V ..........         1,490,527
    33,418      Motorola, Inc. ...............................           476,541
    16,590      Northrop Grumman Corporation .................         1,443,330
    91,168      Tredegar Corporation, Inc. ...................         1,604,557
                                                                    ------------
                                                                       8,753,795
                                                                    ------------

                COMMUNICATION SERVICES - 3.9%
    29,941      AT&T Corporation .............................           637,743
    80,349      Ericsson (LM) Tel - ADR ......................           449,452
    36,154      SBC Communications, Inc. .....................         1,613,553
                                                                    ------------
                                                                       2,700,748
                                                                    ------------

                CONSUMER CYCLICALS - 1.3%
    85,105      Circuit City Stores - Circuit City Group .....           902,113
                                                                    ------------

                CONSUMER STAPLES - 16.9%
    87,985      AT&T Corporation - Liberty Media Group - Class A(a)    1,231,790
    51,625      Anheuser-Busch Companies, Inc. ...............         2,371,136
    17,660      Coca-Cola Company ............................           797,526
    44,452      Sara Lee Corporation .........................           959,274
    85,066      SYSCO Corporation ............................         2,255,100
    63,687      Walgreen Company .............................         2,598,430
    57,987      Walt Disney Company (The) ....................         1,658,428
                                                                    ------------
                                                                      11,871,684
                                                                    ------------

                ENERGY - 11.8%
    39,687      Ashland, Inc. ................................         1,523,981
    17,934      BP Amoco PLC - ADR ...........................           889,885
    13,022      Chevron Corporation ..........................         1,143,332
    40,464      Conoco, Inc. - Class B .......................         1,143,108
    17,660      Exxon Mobil Corporation ......................         1,430,460
    17,500      Murphy Oil Corporation .......................         1,165,150
    17,660      Schlumberger Limited .........................         1,017,393
                                                                    ------------
                                                                       8,313,309
                                                                    ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES        COMMON STOCKS - 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                FINANCIAL - 15.6%
    26,700      American International Group, Inc. ...........      $  2,149,350
    38,145      BB&T Corporation .............................         1,341,560
       498      Berkshire Hathaway, Inc. - Class B(a) ........         1,083,648
    31,378      Capital One Financial Corporation ............         1,741,479
    11,447      Markel Corporation(a) ........................         2,140,589
     7,000      Standard & Poors 500 Depositary Receipt ......           816,830
    26,118      SunTrust Banks, Inc. .........................         1,692,446
                                                                    ------------
                                                                      10,965,902
                                                                    ------------

                HEALTHCARE - 15.4%
    28,691      American Home Products Corporation ...........         1,685,596
    33,808      Amgen, Inc.(a) ...............................         2,034,819
    34,901      Bristol-Myers Squibb Company .................         2,073,119
    21,229      Johnson & Johnson ............................         1,856,901
    21,821      Merck & Company, Inc. ........................         1,656,214
    41,424      Schering-Plough Corporation ..................         1,513,219
                                                                    ------------
                                                                      10,819,868
                                                                    ------------

                TECHNOLOGY - 9.9%
    22,631      Agilent Technologies, Inc.(a) ................           695,451
    43,616      Cisco Systems, Inc.(a) .......................           689,678
    22,680      EMC Corporation(a) ...........................           666,792
    35,828      Hewlett-Packard Company ......................         1,120,341
    38,372      Intel Corporation ............................         1,009,663
    11,075      International Business Machines Corporation ..         1,065,193
    19,833      Microsoft Corporation(a) .....................         1,084,617
    39,199      Sun Microsystems, Inc.(a) ....................           602,489
                                                                    ------------
                                                                       6,934,224
                                                                    ------------

                UTILITIES - 4.3%
    24,723      Dominion Resources, Inc. .....................         1,593,892
    22,608      Emerson Elecric Company ......................         1,400,792
                                                                    ------------
                                                                       2,994,684
                                                                    ------------

                TOTAL COMMON STOCKS - (COST $65,697,221) .....      $ 67,132,018
                                                                    ------------

--------------------------------------------------------------------------------
                                                                       MARKET
  SHARES        MONEY MARKETS - 4.2%                                   VALUE
--------------------------------------------------------------------------------
 2,960,351      Firstar Stellar Treasury Fund (Cost $2,960,351)     $  2,960,351
                                                                    ------------

                TOTAL INVESTMENTS AT VALUE - 99.9%
                  (COST $68,657,572) .........................      $ 70,092,369

                OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1% .            67,494
                                                                    ------------

                NET ASSETS - 100.0% ..........................      $ 70,159,863
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $68,657,572 as of March 31, 2001:

--------------------------------------------------------------------------------
Gross unrealized appreciation ..............................       $ 10,214,356
Gross unrealized depreciation ..............................         (8,779,559)
                                                                   ------------
Net unrealized appreciation ................................       $  1,434,797
                                                                   ============
--------------------------------------------------------------------------------

As of March 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $154,427, which expires on March 31, 2008. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS
During the year ended March 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $25,196,908 and $19,013,205, respectively.

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement effective December 1, 2000 between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus an annual shareholder record keeping fee of $10 per account per the number of accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus.

Prior to December 1, 2000, administrative services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of these services, IFS received from the Fund a monthly fee at an annual rate of .18% on its average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period January 15, 1998 to March 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

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                                                                              13

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14

                      THIS PAGE INTENTIONALLY LEFT BLANK.

---------------------------------
The Flippin, Bruce & Porter Funds
---------------------------------
                                                          F B P
INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.                              THE
800 Main Street, Suite 202
P.O. Box 6138                                    FLIPPIN, BRUCE & PORTER
Lynchburg, Virginia 24505
800-327-9375                                              FUNDS

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
866-738-1127                                          ANNUAL REPORT
                                                      March 31, 2001
LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
   and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES                                  -----------------------
Austin Brockenbrough, III
John T. Bruce                             -----------------------
Charles M. Caravati, Jr.                  ----------------------------
J. Finley Lee, Jr.                        FBP Contrarian Equity Fund
Richard Mitchell                          ----------------------------
Richard L. Morrill                        ---------------------------------
Harris V. Morrissette                     FBP Contrarian Balanced Fund
Erwin H. Will, Jr.                        ---------------------------------
Samuel B. Witt, III                       --------------------------------------

                                          --------------------------------------

LETTER TO SHAREHOLDERS                                              MAY 17, 2001
================================================================================

We are pleased to report on the progress of your Fund and its investments for the fiscal year ending March 31, 2001. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.

                                           1 Year     5 Year     10 Year
                                           ------     ------     -------
          FBP Contrarian Equity Fund        7.17%     12.29%     13.84%*
          FBP Contrarian Balanced Fund      7.34%     11.03%     12.00%

* Represents the period from the initial public offering of shares (July 30, 1993) to March 31, 2001.

REVIEW AND OUTLOOK

Investors have become reacquainted with the business cycle over the past year. Slowing of economic growth, both in the US and abroad, have impacted the equity markets negatively and created a good deal of uncertainty. The groundwork for the economic slowdown was laid as the Federal Reserve began raising short-term interest rates in mid-1999 continuing through the first half of 2000. By the second half of 2000, both GDP and earnings growth rates, while still positive, were rapidly deteriorating. The deceleration in the economy and the decline experienced in the stock market in early 2001 were, arguably, more dramatic than the Federal Reserve was attempting to orchestrate. The fact remains that consumer confidence has been shaken, investor speculation has been reined in and many of the excess valuations have been wrung out of the stock market.

However, over this turbulent year the Flippin, Bruce & Porter Funds performed very well by producing positive returns significantly outperforming the S&P 500 Index (-21.67%) as well as the Russell 1000 Value Index (+.27%). The dramatic rise in technology stocks that drove the market over the last two years reversed in early 2000. As we expected, the broadening of the market since that time has produced excellent performance for the value style in general, and the stocks in your Fund in particular. Over the past year, the Funds investment in consumer, financial and healthcare companies helped performance while investments in technology and consumer cyclicals held results back. With respect to the Balanced Fund, bonds also provided positive returns as interest rates fell and investors sought a safe haven from stock market volatility.

We are optimistic about an economic recovery because of continued low inflation, low unemployment and aggressive lowering of interest rates by the Federal
Reserve. Also, policy makers have more than monetary policy as a means to stimulate the slowing economy. With a surplus at the federal level, fiscal stimulus can also be employed in the form of tax relief and increased federal spending without significant inflation risk. While we anticipate a recovery, we doubt we will see a quick snap-back to above average growth in GDP and earnings. Consumers remain somewhat overextended and a rebound in confidence and stock prices does not automatically lead to a resumption in excess spending.

Despite the weak economic backdrop, we are optimistic about the stock market. The market usually looks forward and is now beginning to anticipate an economic recovery as a result of the Federal Reserve actions. Since 1970, there have been eight periods in which the Federal Reserve made discount rate reductions. The average stock market return in the 12 months following the first reduction was approximately 20%. Currently, a majority of the stocks in the Fund are in industries that outperformed the market in these prior periods. We believe expectations for earnings and the economy will be much improved by the end of the year.

COMPARATIVE CHARTS

Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

In conclusion, this past year was difficult but very rewarding for Flippin, Bruce and Porter. During the year we strengthened some internal investment processes, but most important, we adhered to our long term investment beliefs based on investing in solid companies at attractive prices.

As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                           FBP CONTRARIAN EQUITY FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
   EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                               [GRAPHIC OMITTED]

                      -------------------------------------
                                                    3/31/01
                                                    -------
                      FBP Contrarian Equity Fund    $27,057
                      Standard & Poor's 500 Index   $30,037
                      Consumer Price Index          $12,189
                      -------------------------------------

                      -------------------------------------
                           FBP Contrarian Equity Fund
                        Average Annual Total Returns (a)
                       (for periods ended March 31, 2001)

                      1 Year    5 Years    Since Inception*
                      ------    -------    ----------------
                      7.17%     12.29%          13.84%
                      -------------------------------------

Past performance is not predictive of future performance.

*Initial public offering of shares was July 30, 1993.

                          FBP CONTRARIAN BALANCED FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
  BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

                                [GRAPHIC OMITTED]

                     --------------------------------------
                                                    3/31/01
                                                    -------
                     FBP Contrarian Balanced Fund   $31,062
                     Standard & Poor's 500 Index    $38,455
                     Consumer Price Index           $12,992
                     --------------------------------------

                        --------------------------------
                          FBP Contrarian Balanced Fund
                        Average Annual Total Returns (a)
                        (for years ended March 31, 2001)

                         1 Year    5 Years    10 Years
                         ------    -------    --------
                          7.34%     11.03%     12.00%
                        --------------------------------

Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
     SHARES   COMMON STOCKS -- 96.3%                                   VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS-- 3.8%
     33,000   Dow Chemical Company ..............................  $  1,041,810
     35,000   Great Lakes Chemical Corporation ..................     1,075,900
                                                                   ------------
                                                                      2,117,710
                                                                   ------------
              CAPITAL GOODS-- 8.6%
     50,000   Englehard Company .................................     1,293,000
     12,450   General Electric Company ..........................       521,157
     40,000   Trinity Industries, Inc. ..........................       780,000
     23,460   Tyco International, Ltd. ..........................     1,014,176
     45,000   Waste Management, Inc. ............................     1,111,500
                                                                   ------------
                                                                      4,719,833
                                                                   ------------
              COMMUNICATION SERVICES-- 5.2%
     25,000   Verizon Communications ............................     1,232,500
     88,000   WorldCom, Inc.(a) .................................     1,644,500
                                                                   ------------
                                                                      2,877,000
                                                                   ------------
              CONSUMER CYCLICALS-- 18.1%
      9,700   American Greetings Corporation ....................       102,820
    120,000   Cendant Corporation(a) ............................     1,750,800
     80,000   Circuit City Stores - Circuit City Group ..........       848,000
     80,000   Dillard's, Inc. - Class A .........................     1,755,200
     36,000   May Department Stores Company .....................     1,277,280
     40,000   Pep Boys - Manny, Moe & Jack (The) ................       243,600
     50,000   R.R. Donnelley & Sons Company .....................     1,311,000
     20,000   Toys R Us, Inc.(a) ................................       502,000
     25,400   Wal-Mart Stores, Inc. .............................     1,282,700
     18,000   Whirlpool Corporation .............................       899,820
                                                                   ------------
                                                                      9,973,220
                                                                   ------------
              CONSUMER STAPLES-- 7.1%
     15,000   Applebee's International, Inc. ....................       535,312
     88,200   Archer-Daniels-Midland Company ....................     1,159,830
     25,000   CBRL Group, Inc. ..................................       454,688
     20,000   Philip Morris Companies ...........................       949,000
     60,000   SUPERVALU, Inc. ...................................       799,800
                                                                   ------------
                                                                      3,898,630
                                                                   ------------
              ENERGY-- 4.7%
     15,000   Kerr-McGee Corporation ............................       973,500
      9,000   Schlumberger Limited ..............................       518,490
     40,000   USX-Marathon Group ................................     1,078,000
                                                                   ------------
                                                                      2,569,990
                                                                   ------------
              FINANCIAL-- 23.4%
     21,000   American Express Company ..........................       867,300
     30,000   Bank of America Corporation .......................     1,642,500
     45,000   Bank One Corporation ..............................     1,628,100
     30,000   Citigroup, Inc. ...................................     1,349,400
     40,000   First Union Corporation ...........................     1,320,000
     24,000   J.P. Morgan Chase & Company .......................     1,077,600
     25,000   Saint Paul Companies, Inc. ........................     1,101,250

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   COMMON STOCKS -- 96.3% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              FINANCIAL-- 23.4% (CONTINUED)
     56,000   Union Dominion Realty Trust, Inc. .................  $    711,200
     60,000   Unumprovident Corporation .........................     1,753,200
     19,000   USA Education, Inc. ...............................     1,380,350
                                                                   ------------
                                                                     12,830,900
                                                                   ------------
              HEALTHCARE-- 6.0%
     16,000   Bristol-Myers Squibb Company ......................       950,400
     14,000   Johnson & Johnson .................................     1,224,580
     14,500   Merck & Company, Inc. .............................     1,100,550
                                                                   ------------
                                                                      3,275,530
                                                                   ------------
              TECHNOLOGY-- 14.0%
     25,000   Compaq Computer Corporation .......................       455,000
     20,000   Eastman Kodak Company .............................       797,800
     25,000   Electronic Data Systems Corporation ...............     1,396,500
     35,000   Harris Corporation ................................       866,250
     25,000   Hewlett-Packard Company ...........................       781,750
     20,000   International Business Machines Corporation .......     1,923,600
     20,000   Microsoft Corporation(a) ..........................     1,093,750
     78,000   Novell, Inc.(a) ...................................       390,000
                                                                   ------------
                                                                      7,704,650
                                                                   ------------
              TRANSPORTATION-- 5.4%
     26,000   FedEx Corporation(a) ..............................     1,083,680
     34,000   Union Pacific Corporation .........................     1,912,500
                                                                   ------------
                                                                      2,996,180
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $41,923,719) ............  $ 52,963,643
                                                                   ------------

================================================================================
     SHARES   SHORT-TERM CORPORATE NOTES-- 6.0%                        VALUE
--------------------------------------------------------------------------------
    947,529   American Family Services Demand Note ..............  $    947,529
  1,453,941   Sara Lee Corporation Demand Note ..................     1,453,941
    487,722   Wisconsin Electric Power Company Variable Demand
                 Note ...........................................       487,722
    383,802   Wisconsin Corporate Central Credit Union Variable
                 Demand Note ....................................       383,802
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $3,272,994)   $  3,272,994
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE--102.3%
                 (Cost $45,196,713) .............................  $ 56,236,637

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.3)% ...    (1,286,709)
                                                                   ------------

              NET ASSETS - 100.0% ...............................  $ 54,949,928
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
     SHARES   COMMON STOCKS -- 66.6%                                   VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS-- 2.7%
     24,000   Dow Chemical Company ..............................  $    757,680
     19,900   Great Lakes Chemical Corporation ..................       611,726
                                                                   ------------
                                                                      1,369,406
                                                                   ------------
              CAPITAL GOODS-- 5.7%
     30,500   Englehard Company .................................       788,730
     10,000   General Electric Company ..........................       418,600
     20,000   Trinity Industries, Inc. ..........................       390,000
     15,000   Tyco International, Ltd. ..........................       648,450
     25,000   Waste Management, Inc. ............................       617,500
                                                                   ------------
                                                                      2,863,280
                                                                   ------------
              COMMUNICATION SERVICES-- 3.3%
     13,420   Verizon Communications ............................       661,606
     53,000   WorldCom, Inc.(a) .................................       990,438
                                                                   ------------
                                                                      1,652,044
                                                                   ------------
              CONSUMER CYCLICALS-- 12.4%
      5,600   American Greetings Corporation ....................        59,360
     70,000   Cendant Corporation(a) ............................     1,021,300
     45,000   Circuit City Stores - Circuit City Group ..........       477,000
     59,000   Dillard's, Inc. - Class A .........................     1,294,460
     20,000   May Department Stores Company .....................       709,600
     15,000   Pep Boys - Manny, Moe & Jack (The) ................        91,350
     33,000   R.R. Donnelley & Sons Company .....................       865,260
     10,000   Toys R Us, Inc.(a) ................................       251,000
     20,000   Wal-Mart Stores, Inc. .............................     1,010,000
      9,000   Whirlpool Corporation .............................       449,910
                                                                   ------------
                                                                      6,229,240
                                                                   ------------
              CONSUMER STAPLES-- 5.3%
     11,000   Applebee's International, Inc. ....................       392,562
     50,000   Archer-Daniels-Midland Company ....................       657,500
     15,000   CBRL Group, Inc. ..................................       272,813
     18,000   Philip Morris Companies ...........................       854,100
     34,000   Supervalu, Inc. ...................................       453,220
                                                                   ------------
                                                                      2,630,195
                                                                   ------------
              ENERGY-- 2.7%
     10,000   Kerr-McGee Corporation ............................       649,000
      5,500   Schlumberger Limited ..............................       316,855
     13,700   USX-Marathon Group ................................       369,215
                                                                   ------------
                                                                      1,335,070
                                                                   ------------
              FINANCIAL-- 16.8%
     13,000   American Express Company ..........................       536,900
     20,000   Bank of America Corporation .......................     1,095,000
     30,000   Bank One Corporation ..............................     1,085,400
     22,666   Citigroup, Inc. ...................................     1,019,517
     15,000   First Union Corporation ...........................       495,000
     23,025   J.P. Morgan Chase & Company .......................     1,033,822
     20,000   Saint Paul Companies, Inc. ........................       881,000

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   COMMON STOCKS -- 66.6% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              FINANCIAL-- 16.8% (CONTINUED)
     40,000   Union Dominion Realty Trust, Inc. .................  $    508,000
     30,000   Unumprovident Corporation .........................       876,600
     12,000   USA Education, Inc. ...............................       871,800
                                                                   ------------
                                                                      8,403,039
                                                                   ------------
              HEALTHCARE-- 4.3%
     12,000   Bristol-Myers Squibb Company ......................       712,800
      9,000   Johnson & Johnson .................................       787,230
      8,800   Merck & Company, Inc. .............................       667,920
                                                                   ------------
                                                                      2,167,950
                                                                   ------------
              TECHNOLOGY-- 9.5%
     11,500   Compaq Computer Corporation .......................       209,300
     11,000   Eastman Kodak Company .............................       438,790
     20,000   Electronic Data Systems Corporation ...............     1,117,200
     20,000   Harris Corporation ................................       495,000
     15,500   Hewlett-Packard Company ...........................       484,685
     14,000   International Business Machines Corporation .......     1,346,520
      8,000   Microsoft Corporation(a) ..........................       437,500
     43,000   Novell, Inc.(a) ...................................       215,000
                                                                   ------------
                                                                      4,743,995
                                                                   ------------
              TRANSPORTATION-- 3.9%
     20,200   FedEx Corporation(a) ..............................       841,936
     20,000   Union Pacific Corporation .........................     1,125,000
                                                                   ------------
                                                                      1,966,936
                                                                   ------------

              TOTAL COMMON STOCKS (Cost $20,814,892) ............  $ 33,361,155
                                                                   ------------

================================================================================
  PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 9.9%            VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.1%
$   750,000      5.625%, due 05/15/2001 .........................  $    750,938
    750,000      6.125%, due 12/31/2001 .........................       760,298
    500,000      6.625%, due 04/30/2002 .........................       512,858
    500,000      6.375%, due 08/15/2002 .........................       514,442
    500,000      6.25%, due 02/15/2003 ..........................       517,682
                                                                   ------------
                                                                      3,056,218
                                                                   ------------
              FEDERAL HOME LOAN BANK BONDS-- 3.8%
  1,000,000      7.00%, due 07/02/2009 ..........................     1,037,325
    855,000      6.75%, due 03/28/2014 ..........................       848,913
                                                                   ------------
                                                                      1,886,238
                                                                   ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $4,777,808) ..............................  $  4,942,456
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE   CORPORATE BONDS -- 17.9%                                 VALUE
--------------------------------------------------------------------------------
              FINANCE-- 6.7%
              Allstate Corporation,
$   500,000      7.875%, due 05/01/2005 .........................  $    538,064
              Bankers Trust New York Corporation,
    750,000      7.375%, due 05/01/2008 .........................       781,350
              Capital One Bank Corporation,
    500,000      7.08%, due 10/30/2001 ..........................       505,990
              General Motors Acceptance Corporation,
    500,000      5.50%, due 01/14/2002 ..........................       501,587
              Northern Trust Company,
  1,000,000      7.10%, due 08/01/2009 ..........................     1,043,811
                                                                   ------------
                                                                      3,370,802
                                                                   ------------
              INDUSTRIAL-- 7.7%
              Hertz Corporation,
  1,000,000      6.00%, due 01/15/2003 ..........................     1,002,534
              Hilton Hotels Corporation,
    300,000      7.70%, due 07/15/2002 ..........................       304,148
              The Kroger Company,
  1,000,000      7.65%, due 04/15/2007 ..........................     1,062,292
              Raychem Corporation,
  1,000,000      7.20%, due 10/15/2008 ..........................     1,027,419
              Ryder System, Inc.,
    485,000      6.60%, due 11/15/2005 ..........................       471,528
                                                                   ------------
                                                                      3,867,921
                                                                   ------------
              UTILITIES-- 3.5%
              Central Power & Light Company,
    700,000      7.50%, due 12/01/2002 ..........................       722,810
              Ohio Power Company,
  1,000,000      6.75%, due 07/01/2004 ..........................     1,019,943
                                                                   ------------
                                                                      1,742,753
                                                                   ------------

              TOTAL CORPORATE BONDS (Cost $8,646,874) ...........  $  8,981,476
                                                                   ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES   SHORT-TERM CORPORATE NOTES-- 2.8%                        VALUE
--------------------------------------------------------------------------------
    147,889   American Family Services Demand Note ..............  $    147,889
     28,856   Sara Lee Corporation Demand Note ..................        28,856
    823,421   Wisconsin Electric Power Company Variable Demand
                 Note ...........................................       823,421
    385,613   Wisconsin Corporate Central Credit Union Variable
                 Demand Note ....................................       385,613
                                                                   ------------

              TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,385,779)   $  1,385,779
                                                                   ------------

              TOTAL INVESTMENTS AT VALUE-- 97.2%
                 (Cost $35,625,353) .............................  $ 48,670,866

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 2.8% ......     1,425,125
                                                                   ------------

              NET ASSETS - 100.0% ...............................  $ 50,095,991
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001

=======================================================================================================
                                                                              FBP             FBP
                                                                           CONTRARIAN      CONTRARIAN
                                                                             EQUITY         BALANCED
                                                                              FUND            FUND
-------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost .............................................   $ 45,196,713    $ 35,625,353
                                                                          ============    ============
      At value (Note 1) ...............................................   $ 56,236,637    $ 48,670,866
   Dividends and interest receivable ..................................         74,501         353,321
   Receivable for investment securities sold ..........................        302,484       1,172,165
   Receivable for capital shares sold .................................         68,030           6,387
   Other assets .......................................................          5,838           6,004
                                                                          ------------    ------------
      TOTAL ASSETS ....................................................     56,687,490      50,208,743
                                                                          ------------    ------------

LIABILITIES
   Dividends payable ..................................................         25,655          16,597
   Distributions payable ..............................................             --          32,391
   Payable for investment securities purchased ........................      1,658,371              --
   Payable for capital shares redeemed ................................          6,894          16,439
   Accrued investment advisory fees (Note 3) ..........................         31,762          29,974
   Accrued administration fees (Note 3) ...............................          6,101           5,871
   Other accrued expenses and liabilities .............................          8,779          11,480
                                                                          ------------    ------------
      TOTAL LIABILITIES ...............................................      1,737,562         112,752
                                                                          ------------    ------------

NET ASSETS ............................................................   $ 54,949,928    $ 50,095,991
                                                                          ============    ============

Net assets consist of:
   Paid-in capital ....................................................   $ 45,238,524    $ 37,045,110
   Undistributed net investment income ................................          7,785           5,355
   Accumulated net realized gains (losses) from security transactions .     (1,336,305)             13
   Net unrealized appreciation on investments .........................     11,039,924      13,045,513
                                                                          ------------    ------------
Net assets ............................................................   $ 54,949,928    $ 50,095,991
                                                                          ============    ============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) ..........................................      2,522,486       2,902,508
                                                                          ============    ============

Net asset value, offering price and redemption price per share (Note 1)   $      21.78    $      17.26
                                                                          ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

==================================================================================================
                                                                           FBP            FBP
                                                                        CONTRARIAN     CONTRARIAN
                                                                          EQUITY        BALANCED
                                                                           FUND           FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................................   $   114,757    $ 1,152,409
   Dividends .......................................................     1,037,633        721,939
                                                                       -----------    -----------
      TOTAL INVESTMENT INCOME ......................................     1,152,390      1,874,348
                                                                       -----------    -----------

EXPENSES
   Investment advisory fees (Note 3) ...............................       373,048        382,339
   Administration fees (Note 3) ....................................        82,540         84,436
   Custodian fees ..................................................        12,346         16,806
   Professional fees ...............................................        11,096         14,856
   Trustees' fees and expenses .....................................        11,035         11,035
   Registration fees ...............................................         9,618          7,925
   Printing of shareholder reports .................................         8,309          7,958
   Postage and supplies ............................................         6,745          7,646
   Pricing costs ...................................................         1,259          3,721
   Insurance expense ...............................................         2,088          2,008
   Other expenses ..................................................         6,535          5,082
                                                                       -----------    -----------
      TOTAL EXPENSES ...............................................       524,619        543,812
                                                                       -----------    -----------

NET INVESTMENT INCOME ..............................................       627,771      1,330,536
                                                                       -----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) on security transactions ............       (97,434)     3,321,100
   Net realized gains on option contracts written ..................       137,285         87,724
   Net change in unrealized appreciation/depreciation on investments     3,016,760       (949,773)
                                                                       -----------    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...................     3,056,611      2,459,051
                                                                       -----------    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $ 3,684,382    $ 3,789,587
                                                                       ===========    ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

=====================================================================================================================
                                                               FBP CONTRARIAN                  FBP CONTRARIAN
                                                                 EQUITY FUND                    BALANCED FUND
                                                        -------------------------------------------------------------
                                                            YEAR            YEAR            YEAR            YEAR
                                                            ENDED           ENDED           ENDED           ENDED
                                                          MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                            2001            2000            2001            2000
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ............................   $    627,771    $    447,435    $  1,330,536    $  1,353,583
   Net realized gains (losses) on:
      Security transactions .........................        (97,434)         19,813       3,321,100       3,284,271
      Option contracts written ......................        137,285         181,902          87,724         155,564
   Net change in unrealized appreciation/
      depreciation on investments ...................      3,016,760      (4,466,329)       (949,773)     (5,918,726)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations      3,684,382      (3,817,179)      3,789,587      (1,125,308)
                                                        ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .......................       (619,986)       (447,435)     (1,325,181)     (1,353,716)
   From net realized gains ..........................       (617,397)       (960,474)     (3,768,464)     (3,080,182)
                                                        ------------    ------------    ------------    ------------
Decrease in net assets from
   distributions to shareholders ....................     (1,237,383)     (1,407,909)     (5,093,645)     (4,433,898)
                                                        ------------    ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ........................     18,040,660      37,998,156       3,807,657      10,283,683
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ..............        985,432       1,209,728       4,956,199       4,276,985
   Payments for shares redeemed .....................    (22,313,826)    (23,170,015)    (17,036,351)    (14,291,631)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
   capital share transactions .......................     (3,287,734)     16,037,869      (8,272,495)        269,037
                                                        ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
   NET ASSETS .......................................       (840,735)     10,812,781      (9,576,553)     (5,290,169)

NET ASSETS
   Beginning of year ................................     55,790,663      44,977,882      59,672,544      64,962,713
                                                        ------------    ------------    ------------    ------------
   End of year  (including undistributed net
      investment income of $7,785, $0,
      $5,355 and $0, respectively) ..................   $ 54,949,928    $ 55,790,663    $ 50,095,991    $ 59,672,544
                                                        ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
   Sold .............................................        847,388       1,730,106         216,853         541,893
   Reinvested .......................................         46,862          55,478         285,693         232,354
   Redeemed .........................................     (1,051,313)     (1,098,843)       (971,330)       (759,067)
                                                        ------------    ------------    ------------    ------------
   Net increase (decrease) in shares outstanding ....       (157,063)        686,741        (468,784)         15,180
   Shares outstanding at beginning of year ..........      2,679,549       1,992,808       3,371,292       3,356,112
                                                        ------------    ------------    ------------    ------------
   Shares outstanding at end of year ................      2,522,486       2,679,549       2,902,508       3,371,292
                                                        ============    ============    ============    ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                       -------------------------------------------------------------
                                                         2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $  20.82     $  22.57     $  21.45     $  16.08     $  14.21
                                                       --------     --------     --------     --------     --------

Income (loss) from investment operations:
   Net investment income ...........................       0.25         0.18         0.13         0.19         0.22
   Net realized and unrealized gains (losses)
      on investments ...............................       1.22        (1.38)        1.50         5.98         2.24
                                                       --------     --------     --------     --------     --------
Total from investment operations ...................       1.47        (1.20)        1.63         6.17         2.46
                                                       --------     --------     --------     --------     --------

Less distributions:
   Dividends from net investment income ............      (0.25)       (0.18)       (0.13)       (0.19)       (0.22)
   Distributions from net realized gains ...........      (0.26)       (0.37)       (0.38)       (0.61)       (0.37)
                                                       --------     --------     --------     --------     --------
Total distributions ................................      (0.51)       (0.55)       (0.51)       (0.80)       (0.59)
                                                       --------     --------     --------     --------     --------

Net asset value at end of year .....................   $  21.78     $  20.82     $  22.57     $  21.45     $  16.08
                                                       ========     ========     ========     ========     ========

Total return .......................................      7.17%       (5.40%)       7.74%       38.90%       17.65%
                                                       ========     ========     ========     ========     ========

Net assets at end of year (000's) ..................   $ 54,950     $ 55,791     $ 44,978     $ 35,322     $ 16,340
                                                       ========     ========     ========     ========     ========

Ratio of net expenses to average net assets(a) .....      0.98%        1.04%        1.08%        1.12%        1.21%

Ratio of net investment income to average net assets      1.18%        0.83%        0.63%        1.04%        1.50%

Portfolio turnover rate ............................        26%          20%          18%          10%           9%

(a) Absent fee waivers by the Advisor, the ratio of expenses to average net assets would have been 1.25% for the year ended March 31, 1997.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================
                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                       -------------------------------------------------------------
                                                         2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $  17.70     $  19.36     $  19.08     $  15.87     $  14.86
                                                       --------     --------     --------     --------     --------

Income (loss) from investment operations:
   Net investment income ...........................       0.44         0.40         0.39         0.41         0.42
   Net realized and unrealized gains (losses)
      on investments ...............................       0.81        (0.74)        1.21         4.26         1.49
                                                       --------     --------     --------     --------     --------
Total from investment operations ...................       1.25        (0.34)        1.60         4.67         1.91
                                                       --------     --------     --------     --------     --------

Less distributions:
   Dividends from net investment income ............      (0.44)       (0.40)       (0.39)       (0.41)       (0.42)
   Distributions from net realized gains ...........      (1.25)       (0.92)       (0.93)       (1.05)       (0.48)
                                                       --------     --------     --------     --------     --------
Total distributions ................................      (1.69)       (1.32)       (1.32)       (1.46)       (0.90)
                                                       --------     --------     --------     --------     --------

Net asset value at end of year .....................   $  17.26     $  17.70     $  19.36     $  19.08     $  15.87
                                                       ========     ========     ========     ========     ========

Total return .......................................      7.34%       (1.87%)       8.74%       30.22%       13.15%
                                                       ========     ========     ========     ========     ========

Net assets at end of year (000's) ..................   $ 50,096     $ 59,673     $ 64,963     $ 55,940     $ 40,854
                                                       ========     ========     ========     ========     ========

Ratio of expenses to average net assets ............      0.99%        1.02%        1.04%        1.04%        1.08%

Ratio of net investment income to average net assets      2.43%        2.11%        2.05%        2.33%        2.65%

Portfolio turnover rate ............................        13%          31%          25%          21%          24%

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of new accounting principle -- In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1, 2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2001:

--------------------------------------------------------------------------------
                                                  FBP CONTRARIAN  FBP CONTRARIAN
                                                    EQUITY FUND    BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ..................   $ 14,550,616    $ 14,359,425
Gross unrealized depreciation ..................     (3,510,692)     (1,313,912)
                                                   ------------    ------------
Net unrealized appreciation ....................   $ 11,039,924    $ 13,045,513
                                                   ============    ============

Federal income tax cost ........................   $ 45,196,713    $ 35,625,353
                                                   ============    ============
--------------------------------------------------------------------------------

The FBP Contrarian Equity Fund had net realized capital losses of $1,336,305 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,489,973 and $17,184,380, respectively, for the FBP Contrarian Equity Fund and $7,049,563 and $20,719,757, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement effective November 20, 2000, between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Funds' shares.

Prior to November 20, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of these services, IFS received from each Fund a monthly fee at an annual rate of .18% on its average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

----------------------------------------------------------------------------------------------------------
                                                             FBP CONTRARIAN            FBP CONTRARIAN
                                                               EQUITY FUND              BALANCED FUND
                                                         -------------------------------------------------
                                                          OPTION        OPTION      OPTION        OPTION
                                                         CONTRACTS     PREMIUMS    CONTRACTS     PREMIUMS
----------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year .............          66    $  79,404           41    $  49,327
Options cancelled in a closing purchase transaction ..         (35)     (24,787)         (25)     (17,706)
Options written ......................................         160       59,286           95       39,425
Options expired ......................................        (191)    (113,903)        (111)     (71,046)
                                                         ---------    ---------    ---------    ---------
Options outstanding at end of year ...................          --    $      --           --    $      --
                                                         =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended March 31, 2001. On October 31, 2000, the FBP Contrarian Equity Fund declared and paid a long-term capital gain distribution of $0.2631 per share and the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.6664 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.5861 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

                       THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                              NO-LOAD MUTUAL FUNDS

                                 ANNUAL REPORT
                                 MARCH 31, 2001
--------------------------------------------------------------------------------

                         T. LEAVELL & ASSOCIATES, INC.
                         -----------------------------
                               INVESTMENT ADVISER
                         -----------------------------
                                  FOUNDED 1979

--------------------------------------------------------------------------------

                        The Government Street Bond Fund
                       The Government Street Equity Fund
                         The Alabama Tax Free Bond Fund

--------------------------------------------------------------------------------

LETTER FROM THE PRESIDENT                                           May 15, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2001.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     The Government Street Equity Fund achieved a total investment return of -20.61% for its fiscal year ended March 31, 2001. During this same period, the return of the S&P 500 Index was -21.68%. In addition, the average return of the 1,125 "Large-Cap Blend Funds" included in Morningstar, Inc.'s universe was -21.11% for the same twelve-month period. (The Government Street Equity Fund is classified by Morningstar as a Large-Cap Blend Fund.)

     Investment returns for the twelve months ended March 31, 2001 reflected a reversal of fortunes for value and growth stocks. After badly lagging for several years, value stocks asserted their merits and significantly outperformed growth stocks. As measured by the S&P Barra Indices, the returns of value and growth stocks for the twelve months ended March 31, 2001 were -1.07% and -38.20%, respectively

     This decline in the value of growth stocks was stunning. The 100 largest NASDAQ (over-the-counter) securities, predominately growth stocks, were down more than 64% during the year ended March 31, 2001. While we suggested in last year's report that, "it is a market that is likely to see a narrowing of the gap that currently exists between growth and value stocks," the extent of the reversal was certainly not anticipated.

     It is impossible to point at any one factor as responsible for the declines in the stock market, in general, and in growth/technology stocks, in particular. However, there can be little doubt that the Federal Reserve's increases in the general level of interest rates during the early months of 2000 played a major role. Having now reversed its theme by lowering rates three times since the beginning of 2001, the Fed seems to have recognized, finally, that the economy was in or headed toward a recession. Typically, the economy does not feel the effects of a loosening in monetary policy for at least 6-9 months. If that is the case this year, it may be the fourth quarter before any significant improvement occurs in the economy.

     The Government Street Equity Fund continues to be guided by a strategy that blends value and growth stocks. The investment return of the Fund relative to the major indices over the past 15 months encourages the expectations that we have that The Government Street Equity Fund will provide above average compounded returns in the future. As a result of the precipitous fall in growth stocks that has occurred recently, the current ratio of growth to value stocks in the Fund is 43%/57% - down from the 50%/50% ratio that is generally maintained. This imbalance will be corrected over the next twelve months through both market action and portfolio rebalancing.

     As of March 31, 2001, the Fund was invested in 139 companies. Net assets of the Fund were $95,510,859; net asset value was $45.14. The Fund's ratio of expenses to average net assets was 0.80%.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     During the second half of 2000, bonds received a boost both from the growing certainty that the Federal Reserve had finished raising key interest rates and from the expectation that the Fed would be forced to cut rates in early 2001 to counteract the slowdown in the economy. These expectations were fulfilled in 2001's first quarter as the Federal Reserve cut interest rates three times, slicing 150 basis points off the Fed Funds rate. As a result, bond prices rose across the board during the twelve months ended March 31, 2001, thus providing fixed income investors with some of the highest returns experienced in years.

     The Government Street Bond Fund profited from this environment and achieved a return of 12.25% for its fiscal year ended March 31, 2001. This return compares favorably with the 12.17% return of the Lehman Government/Corporate Intermediate Bond Index for the same period. The Fund's ratio of net investment income to average net assets was 6.12% at fiscal year end.

     The Government Street Bond Fund continues its emphasis on holding quality securities and maintaining an intermediate-term average maturity. At fiscal year end the Fund's average maturity was 5.7 years; approximately 50% of the Fund was invested in securities rated AAA.

     The net assets of the Fund at March 31, 2001 were $49,179,785; net asset value was $20.90; and the ratio of expenses to average net assets was 0.69%.

THE ALABAMA TAX FREE BOND FUND
------------------------------

     The Alabama Tax Free Bond Fund was also a beneficiary of the recent strength in fixed income markets. For the twelve months ended March 31, 2001, the Fund achieved a return of 8.71%. This return compares favorably with that of the Lipper Intermediate Municipal Bond Index which was 9.20% for the same period. The Fund's ratio of net investment income to average net assets was 4.29% at year-end.

     The net assets of the Fund as of March 31, 2001 were $28,090,689; net asset value was $10.55. The weighted average maturity of the Fund was 7.3 years, consistent with its intermediate term objective. Almost 60% of the securities held by the Fund were rated AAA, and the average quality of the portfolio was AA.

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from federal and Alabama income taxes.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell              /s/ Richard Mitchell

     Thomas W. Leavell                  Richard Mitchell
     President                          President
     T. Leavell & Associates, Inc.      The Government Street Funds

                       THE GOVERNMENT STREET EQUITY FUNDS

          Comparison of the Change in value of a $10,000 Investment in
       The Government Street Equtiy Fund, the Standard & Poor's 500 Index
                          and the Consumer Price Index

                                [GRAPHIC OMITTED]

              -----------------------------------------------------
                                                            3/31/01
                                                            -------
              The Government Street Equity Fund             $28,389
              Standard & Poor's 500 Index                   $37,821
              Consumer Price Index                          $12,978
              -----------------------------------------------------

              -----------------------------------------------------
                        THE GOVERNMENT STREET EQUITY FUND
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                   1 Year        5 Years      Since Inception*
                   ------        -------      ----------------
                  (-20.61)%       12.24%            11.24%
              -----------------------------------------------------

            Past performance is not predictive of future performance.

*    Initial public offering of shares was June 3, 1991.

                        THE GOVERNMENT STREET BOND FUND

          Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate
                 Bond Index and the 90-Day Treasury Bill Index

                                [GRAPHIC OMITTED]

              -----------------------------------------------------

                                                            3/31/01
                                                            -------
              The Government Street Bond Fund               $19,212
              Lehman Government/Corporate
                 Intermediate Bond Index                    $20,168
              90-Day Treasury Bill Index                    $16,162
              -----------------------------------------------------

              -----------------------------------------------------
                         THE GOVERNMENT STREET BOND FUND
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                   1 Year        5 Years      Since Inception*
                   ------        -------      ----------------
                   12.25%          6.43%           6.87%
              -----------------------------------------------------

            Past performance is not predictive of future performance.

*    Initial public offering of shares was June 3, 1991.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         THE ALABAMA TAX FREE BOND FUND

           Comparison of the Change in Value of $10,000 Investment in The Alabama Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index,
                   the Lehman 3-Year Municipal Bond Index and
                  the Lipper Intermediate Municipal Fund Index

                                [GRAPHIC OMITTED]

              -----------------------------------------------------
                                                            3/31/01
                                                            -------
              The Alabama Tax Free Bond Fund                $14,902
              Lehman 7-Year G.O. Municipal Bond Index       $16,319
              Lehman 3-Year Municipal Bond Index            $14,951
              Lipper Intermediate Municipal Fund Index      $15,419
              -----------------------------------------------------

              -----------------------------------------------------
                         THE ALABAMA TAX FREE BOND FUND
                        Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                   1 Year        5 Years      Since Inception*
                   ------        -------      ----------------
                    8.71%         4.97%             4.98%
              -----------------------------------------------------

            Past performance is not predictive of future performance.

*    Initial public offering of shares was January 15, 1993.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2001
-----------------------------------------------------------------------------------------------
                                                 Government       Government        Alabama
                                                   Street           Street          Tax Free
                                                   Equity            Bond             Bond
                                                    Fund             Fund             Fund
-----------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
     At acquisition cost ...................    $ 65,207,455     $ 47,818,745     $ 26,745,401
                                                ============     ============     ============
     At value (Note 1) .....................    $ 95,439,944     $ 48,574,089     $ 27,778,963
Interest receivable ........................              --          670,850          346,741
Dividends receivable .......................         101,601           12,111            3,132
Receivable for capital shares sold .........          44,086           15,000              119
Other assets ...............................           5,449            3,510            1,529
                                                ------------     ------------     ------------
     TOTAL ASSETS ..........................      95,591,080       49,275,560       28,130,484
                                                ------------     ------------     ------------

LIABILITIES
Dividends payable ..........................           2,792           14,975           12,956
Payable for capital shares redeemed ........           7,743           52,075            9,718
Accrued investment advisory fees (Note 3) ..          49,850           20,743            6,831
Accrued administration fees (Note 3) .......           9,892            3,101            3,482
Other accrued expenses and liabilities .....           9,944            4,881            6,808
                                                ------------     ------------     ------------
     TOTAL LIABILITIES .....................          80,221           95,775           39,795
                                                ------------     ------------     ------------

NET ASSETS .................................    $ 95,510,859     $ 49,179,785     $ 28,090,689
                                                ============     ============     ============

Net assets consist of:
Paid-in capital ............................    $ 65,579,495     $ 49,405,856     $ 27,301,351
Undistributed net investment income ........           5,691               --               --
Accumulated net realized losses
     from security transactions ............        (306,816)        (981,415)        (244,224)
Net unrealized appreciation on investments .      30,232,489          755,344        1,033,562
                                                ------------     ------------     ------------

Net assets .................................    $ 95,510,859     $ 49,179,785     $ 28,090,689
                                                ============     ============     ============

Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) .........................       2,116,111        2,353,510        2,662,361
                                                ============     ============     ============

Net asset value, offering price and
     redemption price per share (Note 1) ...    $      45.14     $      20.90     $      10.55
                                                ============     ============     ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 2001
-----------------------------------------------------------------------------------------------
                                                 Government       Government        Alabama
                                                   Street           Street          Tax Free
                                                   Equity            Bond             Bond
                                                    Fund             Fund             Fund
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Interest ..............................    $         --     $  3,102,094     $  1,219,801
     Dividends .............................       1,308,939          116,119           41,495
                                                ------------     ------------     ------------
          TOTAL INVESTMENT INCOME ..........       1,308,939        3,218,213        1,261,296
                                                ------------     ------------     ------------

EXPENSES
     Investment advisory fees (Note 3) .....         673,767          235,819           89,143
     Administration fees (Note 3) ..........         156,048           35,149           36,868
     Professional fees .....................          13,696           13,696           10,496
     Trustees' fees and expenses ...........          11,055           11,055           11,055
     Custodian fees ........................          17,573            7,687            5,411
     Pricing costs .........................           3,326            9,757           14,646
     Printing of shareholder reports .......          10,190            5,958            4,596
     Postage and supplies ..................           7,415            2,695            2,641
     Registration fees .....................           4,518            3,601            2,455
     Other expenses ........................           7,747               43            3,049
                                                ------------     ------------     ------------
          TOTAL EXPENSES ...................         905,335          325,460          180,360
     Fees waived by the Adviser (Note 3) ...              --               --          (14,865)
                                                ------------     ------------     ------------
          NET EXPENSES .....................         905,335          325,460          165,495
                                                ------------     ------------     ------------

NET INVESTMENT INCOME ......................         403,604        2,892,753        1,095,801
                                                ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
     Net realized gains (losses)
          from security transactions .......        (257,862)         (76,233)           2,045
     Net realized gains from in-kind
          redemptions (Note 1) .............       4,113,813               --               --
     Net change in unrealized appreciation/
          depreciation on investments ......     (28,905,747)       2,667,352        1,060,080
                                                ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS ...............     (25,049,796)       2,591,119        1,062,125
                                                ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS ................    $(24,646,192)    $  5,483,872     $  2,157,926
                                                ============     ============     ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                                  Government Street           Government Street            Alabama Tax Free
                                                     Equity Fund                  Bond Fund                   Bond Fund
                                             -----------------------------------------------------------------------------------
                                                Year           Year          Year          Year          Year          Year
                                                Ended          Ended         Ended         Ended         Ended         Ended
                                              March 31,      March 31,     March 31,     March 31,     March 31,     March 31,
                                                2001           2000          2001          2000          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment income ................  $   403,604   $    349,447   $ 2,892,753   $ 2,711,134   $ 1,095,801   $   962,718
     Net realized gains (losses)
          from security transactions ......     (257,862)       798,881       (76,233)     (352,285)        2,045       (46,986)
     Net realized gains from
          in-kind redemptions .............    4,113,813             --            --            --            --            --
     Net change in unrealized appreciation/
          depreciation on investments .....  (28,905,747)    17,790,895     2,667,352    (2,047,757)    1,060,080      (844,115)
                                             -----------   ------------   -----------   -----------   -----------   -----------
Net increase (decrease)
     in net assets from operations ........  (24,646,192)    18,939,223     5,483,872       311,092     2,157,926        71,617
                                             -----------   ------------   -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income ...........     (397,913)      (349,447)   (2,892,753)   (2,711,134)   (1,095,801)     (962,718)
     From net realized gains ..............           --       (847,835)           --            --            --            --
                                             -----------   ------------   -----------   -----------   -----------   -----------
Decrease in net assets from
     distributions to shareholders ........     (397,913)    (1,197,282)   (2,892,753)   (2,711,134)   (1,095,801)     (962,718)
                                             -----------   ------------   -----------   -----------   -----------   -----------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ............   27,166,620     16,032,742     9,584,714     9,164,881     3,864,419     5,417,544
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders .................      389,787      1,172,232     2,718,435     2,531,305       921,229       799,134
     Payments for shares redeemed .........  (23,448,065)    (9,207,743)  (10,870,274)   (7,180,879)     (805,424)   (3,837,209)
                                             -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets from
     capital share transactions ...........    4,108,342      7,997,231     1,432,875     4,515,307     3,980,224     2,379,469
                                             -----------   ------------   -----------   -----------   -----------   -----------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS ........................  (20,935,763)    25,739,172     4,023,994     2,115,265     5,042,349     1,488,368

NET ASSETS
     Beginning of year ....................  116,446,622     90,707,450    45,155,791    43,040,526    23,048,340    21,559,972
                                             -----------   ------------   -----------   -----------   -----------   -----------
     End of year ..........................  $95,510,859   $116,446,622   $49,179,785   $45,155,791   $28,090,689   $23,048,340
                                             ===========   ============   ===========   ===========   ===========   ===========

CAPITAL SHARE ACTIVITY
     Sold .................................      493,613        312,261       473,903       452,679       376,482       530,939
     Reinvested ...........................        7,636         21,194       134,746       126,050        89,520        78,412
     Redeemed .............................     (425,503)      (178,843)     (536,618)     (356,474)      (78,535)     (379,054)
                                             -----------   ------------   -----------   -----------   -----------   -----------
     Net increase in shares outstanding ...       75,746        154,612        72,031       222,255       387,467       230,297
     Shares outstanding, beginning of year     2,040,365      1,885,753     2,281,479     2,059,224     2,274,894     2,044,597
                                             -----------   ------------   -----------   -----------   -----------   -----------
     Shares outstanding, end of year ......    2,116,111      2,040,365     2,353,510     2,281,479     2,662,361     2,274,894
                                             ===========   ============   ===========   ===========   ===========   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------------------
                                                                           Years Ended March 31,
                                              --------------------------------------------------------------------------------
                                                  2001             2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....    $     57.07      $     48.10      $     43.79      $     32.59      $     29.41
                                              -----------      -----------      -----------      -----------      -----------

Income (loss) from investment operations:
     Net investment income ...............           0.19             0.18             0.27             0.32             0.37
     Net realized and unrealized
          gains (losses) on investments ..         (11.93)            9.39             6.01            12.28             4.50
                                              -----------      -----------      -----------      -----------      -----------
Total from investment operations .........         (11.74)            9.57             6.28            12.60             4.87
                                              -----------      -----------      -----------      -----------      -----------

Less distributions:
     Dividends from net
          investment income ..............          (0.19)           (0.18)           (0.27)           (0.32)           (0.36)
     Distributions from net realized gains             --            (0.42)           (1.70)           (1.08)           (1.33)
                                              -----------      -----------      -----------      -----------      -----------
Total distributions ......................          (0.19)           (0.60)           (1.97)           (1.40)           (1.69)
                                              -----------      -----------      -----------      -----------      -----------

Net asset value at end of year ...........    $     45.14      $     57.07      $     48.10      $     43.79      $     32.59
                                              ===========      ===========      ===========      ===========      ===========

Total return .............................         (20.61%)          19.93%           14.81%           39.31%           16.94%
                                              ===========      ===========      ===========      ===========      ===========

Net assets at end of year (000's) ........    $    95,511      $   116,447      $    90,707      $    75,643      $    49,629
                                              ===========      ===========      ===========      ===========      ===========

Ratio of expenses to average net assets ..           0.80%            0.83%            0.85%            0.86%            0.89%

Ratio of net investment income
     to average net assets ...............           0.36%            0.35%            0.61%            0.82%            1.17%

Portfolio turnover rate ..................             11%              17%              22%              18%              20%

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------------------
                                                                           Years Ended March 31,
                                              --------------------------------------------------------------------------------
                                                  2001             2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....    $     19.79      $     20.90      $     21.06      $     20.47      $     20.87
                                              -----------      -----------      -----------      -----------      -----------

Income (loss) from investment operations:
     Net investment income ...............           1.23             1.23             1.27             1.32             1.34
     Net realized and unrealized
          gains (losses) on investments ..           1.11            (1.11)           (0.16)            0.60            (0.40)
                                              -----------      -----------      -----------      -----------      -----------
Total from investment operations .........           2.34             0.12             1.11             1.92             0.94
                                              -----------      -----------      -----------      -----------      -----------

Dividends from net investment income .....          (1.23)           (1.23)           (1.27)           (1.33)           (1.34)
                                              -----------      -----------      -----------      -----------      -----------

Net asset value at end of year ...........    $     20.90      $     19.79      $     20.90      $     21.06      $     20.47
                                              ===========      ===========      ===========      ===========      ===========

Total return .............................          12.25%            0.67%            5.38%            9.61%            4.60%
                                              ===========      ===========      ===========      ===========      ===========

Net assets at end of year (000's) ........    $    49,180      $    45,156      $    43,041      $    36,908      $    29,442
                                              ===========      ===========      ===========      ===========      ===========

Ratio of expenses to average net assets ..           0.69%            0.70%            0.73%            0.74%            0.75%

Ratio of net investment income
     to average net assets ...............           6.12%            6.12%            6.01%            6.35%            6.44%

Portfolio turnover rate ..................              9%              20%              17%              10%              20%

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                               Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------------------
                                                                           Years Ended March 31,
                                              --------------------------------------------------------------------------------
                                                  2001             2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .....    $     10.13      $     10.54      $     10.49      $     10.18      $     10.23
                                              -----------      -----------      -----------      -----------      -----------

Income (loss) from investment operations:

     Net investment income ...............           0.44             0.44             0.44             0.44             0.43
     Net realized and unrealized
          gains (losses) on investments ..           0.42            (0.41)            0.05             0.31            (0.05)
                                              -----------      -----------      -----------      -----------      -----------
Total from investment operations .........           0.86             0.03             0.49             0.75             0.38
                                              -----------      -----------      -----------      -----------      -----------

Dividends from net investment income .....          (0.44)           (0.44)           (0.44)           (0.44)           (0.43)
                                              -----------      -----------      -----------      -----------      -----------

Net asset value at end of year ...........    $     10.55      $     10.13      $     10.54      $     10.49      $     10.18
                                              ===========      ===========      ===========      ===========      ===========

Total return .............................           8.71%            0.34%            4.73%            7.44%            3.82%
                                              ===========      ===========      ===========      ===========      ===========

Net assets at end of year (000's) ........    $    28,091      $    23,048      $    21,560      $    19,938      $    16,801
                                              ===========      ===========      ===========      ===========      ===========

Ratio of net expenses to
     average net assets(a) ...............           0.65%            0.65%            0.65%            0.65%            0.66%

Ratio of net investment income
     to average net assets ...............           4.29%            4.32%            4.16%            4.19%            4.24%

Portfolio turnover rate ..................              6%              19%               7%               2%               6%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.71%, 0.72%, 0.76%, 0.75% and 0.78% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5%                                    VALUE
--------------------------------------------------------------------------------
              BASIC MATERIALS-- 2.5%
    24,000    Alcoa, Inc. ......................................    $    862,800
    15,000    du Pont (E.I.) de Nemours & Company ..............         610,500
    11,955    International Paper Company ......................         431,336
     5,000    Mead Corporation .................................         125,450
    10,000    Newmont Mining Corporation .......................         161,200
     5,000    Sealed Air Corporation(a) ........................         166,650
                                                                    ------------
                                                                       2,357,936
                                                                    ------------

              CAPITAL GOODS-- 11.4%
     6,000    Boeing Company ...................................         334,260
    14,000    Caterpillar, Inc. ................................         621,320
    10,000    Cooper Tire & Rubber Company .....................         113,500
     9,500    General Dynamics Corporation .....................         596,030
    71,000    General Electric Company .........................       2,972,060
     7,000    Ingersoll-Rand Company ...........................         277,970
     5,300    JDS Uniphase Corporation(a) ......................          97,719
     5,000    KB HOME ..........................................         163,200
    12,000    KEMET Corporation(a) .............................         203,280
    60,683    Koninklijke (Royal) Philips Electronics N.V ......       1,620,236
     9,500    Masco Corporation ................................         229,330
    33,000    Motorola, Inc. ...................................         470,580
     9,000    Mueller Industries, Inc.(a) ......................         270,360
    14,000    Pall Corporation .................................         306,880
     9,500    Solectron Corporation(a) .........................         180,595
     5,118    SPX Corporation(a) ...............................         464,510
    38,786    Tyco International, Ltd. .........................       1,676,719
    13,000    Waste Management, Inc. ...........................         321,100
                                                                    ------------
                                                                      10,919,649
                                                                    ------------

              COMMUNICATION SERVICES-- 5.5%
     7,500    ALLTEL Corporation ...............................         393,450
    26,500    Bellsouth Corporation ............................       1,084,380
    31,127    Qwest Communications International, Inc.(a) ......       1,091,001
    59,900    SBC Communications, Inc. .........................       2,673,337
                                                                    ------------
                                                                       5,242,168
                                                                    ------------

              CONSUMER CYCLICALS-- 11.2%
     7,500    Cendant Corporation(a) ...........................         109,425
    19,000    Circuit City Stores - Circuit City Group .........         201,400
     9,387    Delphi Automotive Systems Corporation ............         133,014
     6,000    Dow Jones & Company, Inc. ........................         314,100
     3,000    Florida Rock Industries, Inc. ....................         118,380
    13,000    General Motors Corporation .......................         674,050
     7,500    Harcourt General, Inc. ...........................         417,525
    49,500    Home Depot, Inc. .................................       2,133,450
    17,000    Johnson Controls, Inc. ...........................       1,061,820
    11,000    Leggett & Platt, Inc. ............................         211,530
     7,000    Marriott International, Inc. - Class A ...........         288,260
     6,500    Maytag Corporation ...............................         209,625
     3,000    NIKE, Inc. - Class B .............................         121,650

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              CONSUMER CYCLICALS-- 11.2% (CONTINUED)
     5,500    Omnicom Group, Inc. ..............................    $    455,840
    11,500    Paychex, Inc. ....................................         426,219
     4,500    Quanta Services, Inc.(a) .........................         100,440
     8,000    RadioShack Corporation ...........................         293,520
     6,000    Russell Corporation ..............................         112,200
    16,000    Speedway Motorsports, Inc.(a) ....................         416,000
    17,000    Target Corporation ...............................         613,360
    22,000    Valspar Corporation ..............................         631,180
    33,000    Wal-Mart Stores, Inc. ............................       1,666,500
                                                                    ------------
                                                                      10,709,488
                                                                    ------------

              CONSUMER STAPLES-- 9.1%
    20,000    Anheuser-Busch Companies, Inc. ...................         918,600
    14,000    AOL Time Warner, Inc.(a) .........................         562,100
    11,000    Archer-Daniels-Midland Company ...................         144,650
    22,000    Clorox Company (The) .............................         691,900
    40,000    Coca-Cola Enterprises, Inc. ......................         711,200
     5,000    Comcast Corporation - Class A(a) .................         205,937
    10,000    Conagra, Inc. ....................................         182,400
    13,000    Costco Wholesale Corporation(a) ..................         510,250
    14,000    Gillette Company .................................         436,380
     4,500    Hershey Foods Corporation ........................         311,940
     6,000    PepsiCo, Inc. ....................................         263,700
    13,000    Procter & Gamble Company .........................         813,800
     7,000    Safeway, Inc.(a) .................................         386,050
    10,500    SYSCO Corporation ................................         278,355
     4,000    Univision Communications, Inc.(a) ................         152,640
    21,000    Viacom, Inc. - Class A(a) ........................         934,500
    30,000    Walgreen Company .................................       1,224,000
                                                                    ------------
                                                                       8,728,402
                                                                    ------------

              ENERGY-- 6.2%
    33,082    BP Amoco PLC - ADR ...............................       1,641,529
    10,000    Burlington Resources, Inc. .......................         447,500
    13,000    Chevron Corporation ..............................       1,141,400
    13,000    Enron Corporation ................................         755,300
    15,650    Exxon Mobil Corporation ..........................       1,267,650
    13,000    Nabors Industries, Inc.(a) .......................         673,920
                                                                    ------------
                                                                       5,927,299
                                                                    ------------

              FINANCIAL-- 14.5%
    50,000    AFLAC, Inc. ......................................       1,377,000
    12,000    Aegon N.V ........................................         350,880
    30,000    American Express Company .........................       1,239,000
    33,000    Charles Schwab Corporation .......................         508,860
     7,000    Cincinnati Financial Corporation .................         265,562
    27,833    Citigroup, Inc. ..................................       1,251,928
    20,000    Freddie Mac ......................................       1,296,600
    22,000    FleetBoston Financial CP .........................         830,500
    12,000    J.P. Morgan Chase & Co. ..........................         538,800
    19,500    MBNA Corp. .......................................         645,450

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              FINANCIAL-- 14.5% (CONTINUED)
    10,000    Marsh & McLennan Companies, Inc. .................    $    950,300
    50,000    Mellon Financial Corporation .....................       2,026,000
    21,000    Synovus Financial Corporation ....................         567,000
    75,000    US Bancorp .......................................       1,740,000
     5,000    Washington Mutual, Inc. ..........................         273,750
                                                                    ------------
                                                                      13,861,630
                                                                    ------------

              HEALTHCARE-- 15.5%
    34,000    Becton, Dickinson & Company ......................       1,200,880
    22,500    Biomet, Inc. .....................................         886,289
    28,000    Cardinal Health, Inc. ............................       2,709,000
    17,000    Eli Lilly & Company ..............................       1,303,220
     9,000    Guidant Corporation(a) ...........................         404,910
    13,000    Healthsouth Corporation(a) .......................         167,570
    15,000    Johnson & Johnson ................................       1,312,050
    24,900    Merck & Company ..................................       1,889,910
    32,200    Pfizer, Inc. .....................................       1,318,590
     6,000    Pharmacia Corporation ............................         302,220
    40,000    Schering-Plough Corporation ......................       1,461,200
    16,000    UnitedHealth Group, Inc. .........................         948,160
    20,000    Waters Corporation(a) ............................         929,000
                                                                    ------------
                                                                      14,832,999
                                                                    ------------

              TECHNOLOGY-- 16.1%
    17,000    ADC Telecommunications, Inc.(a) ..................         144,500
    25,000    Adobe Systems, Inc. ..............................         874,250
     2,479    Agilent Technologies, Inc.(a) ....................          76,180
    10,500    Applied Materials, Inc.(a) .......................         456,750
    22,200    Automatic Data Processing, Inc. ..................       1,207,236
       708    Avaya, Inc.(a) ...................................           9,204
     5,500    Broadcom Corporation - Class A(a) ................         158,950
     5,000    Celestica, Inc.(a) ...............................         137,900
    60,500    Cisco Systems, Inc.(a) ...........................         956,656
    24,500    Computer Sciences Corporation(a) .................         792,575
    11,000    Dell Computer Corporation(a) .....................         282,563
     9,500    Electronic Data Systems Corporation ..............         530,670
     7,500    EMC Corporation(a) ...............................         220,500
    12,000    Harmonic, Inc.(a) ................................          67,500
    13,000    Hewlett-Packard Company ..........................         406,510
    10,000    Inktomi Corporation(a) ...........................          66,500
    46,100    Intel Corporation ................................       1,213,006
     6,000    International Business Machines Corporation ......         577,080
     6,000    Kla-Tencor Corporation(a) ........................         236,250
     7,500    Lexmark International Group, Inc.(a) .............         341,400
     5,000    Macromedia, Inc.(a) ..............................          80,313
       165    McData Corporation - Class A(a) ..................           3,114
    22,500    Microsoft Corporation(a) .........................       1,230,469
    14,000    National Semiconductor Corporation(a) ............         374,500
    20,300    Nokia Corporation - ADR ..........................         487,200
    48,000    Nortel Networks Corporation ......................         674,400
    36,000    Scientific-Atlanta, Inc. .........................       1,497,240

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
  SHARES      COMMON STOCKS -- 95.5% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              TECHNOLOGY-- 16.1% (CONTINUED)
    14,000    Sun Microsystems, Inc.(a) ........................    $    215,180
     6,000    Symbol Technologies, Inc. ........................         209,400
    22,000    Tellabs, Inc.(a) .................................         895,125
     8,500    Teradyne, Inc.(a) ................................         280,500
    12,000    Titan Corporation(a) .............................         215,640
     2,955    Veritas Software Corporation(a) ..................         136,639
     8,000    Xilinx, Inc.(a) ..................................         281,000
                                                                    ------------
                                                                      15,336,900
                                                                    ------------

              TRANSPORTATION-- 1.1%
    25,000    FedEx Corporation(a) .............................       1,042,000
                                                                    ------------

              UTILITIES-- 2.4%
     4,000    Apache Corporation ...............................         230,440
    37,980    Duke Energy Corporation ..........................       1,623,265
    11,000    The Southern Company .............................         385,990
                                                                    ------------
                                                                       2,239,695
                                                                    ------------

              TOTAL COMMON STOCKS-- 95.5% (COST $60,965,677) ...    $ 91,198,166
                                                                    ------------

--------------------------------------------------------------------------------
  SHARES      MONEY MARKETS -- 4.4%                                     VALUE
--------------------------------------------------------------------------------
 4,241,778    Firstar Stellar Treasury Fund (Cost $4,241,778) ..    $  4,241,778
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE-- 99.9%
                (COST $65,207,455) .............................    $ 95,439,944

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% .....          70,915
                                                                    ------------

              NET ASSETS-- 100.0% ..............................    $ 95,510,859
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
PAR VALUE     U.S. TREASURY AND AGENCY OBLIGATIONS-- 28.1%             VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES-- 6.5%
$  140,000    8.00%, due 05/15/2001 ............................    $    140,541
   125,000    7.875%, due 08/15/2001 ...........................         126,650
   850,000    5.75%, due 04/30/2003 ............................         874,909
   750,000    5.875%, due 11/15/2005 ...........................         789,124
   750,000    5.50%, due 02/15/2008 ............................         777,858
   500,000    5.00%, due 02/15/2011 ............................         502,734
                                                                    ------------
                                                                       3,211,816
                                                                    ------------

              FEDERAL FARM CREDIT BANK BONDS-- 1.7%
   500,000    6.00%, due 01/07/2008 ............................         514,867
   325,000    6.06%, due 05/28/2013 ............................         327,525
                                                                    ------------
                                                                         842,392
                                                                    ------------

              FEDERAL HOME LOAN BANK BONDS-- 7.8%
   500,000    7.57%, due 08/19/2004 ............................         539,731
   500,000    6.045%, due 12/10/2004 ...........................         515,548
   500,000    6.345%, due 11/01/2005 ...........................         522,619
   750,000    5.925%, due 04/09/2008 ...........................         767,554
   500,000    5.42%, due 09/23/2008 ............................         494,668
   500,000    5.52%, due 09/23/2008 ............................         497,725
   500,000    5.875%, due 02/15/2011 ...........................         504,289
                                                                    ------------
                                                                       3,842,134
                                                                    ------------

              FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS-- 3.5%
   895,000    7.44%, due 09/20/2006 ............................         906,981
   800,000    7.04%, due 01/09/2007 ............................         814,041
                                                                    ------------
                                                                       1,721,022
                                                                    ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS-- 8.6%
   500,000    6.63%, due 06/20/2005 ............................         526,573
 1,000,000    7.125%, due 03/15/2007 ...........................       1,087,380
   750,000    6.62%, due 06/25/2007 ............................         798,069
   750,000    6.08%, due 12/15/2010 ............................         767,398
   400,000    6.80%, due 08/27/2012 ............................         415,944
   600,000    6.875%, due 09/24/2012 ...........................         631,293
                                                                    ------------
                                                                       4,226,657
                                                                    ------------

              TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                (COST $13,674,891) .............................    $ 13,844,021
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     MORTGAGE-BACKED SECURITIES-- 15.2%                       VALUE
--------------------------------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 15.2%
$    9,310      Pool #15032, 7.50%, due 02/15/2007 .............    $      9,549
   326,944      Pool #438434, 6.50%, due 01/15/2013 ............         333,136
   523,794      Pool #470177, 7.00%, due 03/15/2014 ............         538,788
   344,126      Pool #518403, 7.00%, due 09/15/2014 ............         353,976
     7,113      Pool #176413, 7.50%, due 09/15/2016 ............           7,295
     9,061      Pool #170784, 8.00%, due 12/15/2016 ............           9,357
     8,090      Pool #181540, 8.00%, due 02/15/2017 ............           8,355
   419,359      Pool #493659, 6.50%, due 12/15/2018 ............         419,568
   333,037      Pool #476695, 6.50%, due 10/15/2023 ............         333,203
   341,601      Pool #366710, 6.50%, due 02/15/2024 ............         341,771
   424,863      Pool #453826, 7.25%, due 09/15/2027 ............         433,710
   636,370      Pool #412360, 7.00%, due 11/15/2027 ............         646,539
   519,966      Pool #454162, 7.00%, due 05/15/2028 ............         528,275
   801,427      Pool #2617, 7.50%, due 07/20/2028 ..............         818,992
   413,779      Pool #158794, 7.00%, due 09/15/2028 ............         420,391
   416,749      Pool #486760, 6.50%, due 12/15/2028 ............         416,958
   803,165      Pool #506618, 7.00%, due 03/15/2029 ............         815,999
   944,972      Pool #511562, 7.50%, due 07/15/2030 ............         969,227
                                                                    ------------

              TOTAL MORTGAGE-BACKED SECURITIES (COST $7,334,996)    $  7,405,089
                                                                    ------------

--------------------------------------------------------------------------------
PAR VALUE     CORPORATE BONDS -- 46.3%                                 VALUE
--------------------------------------------------------------------------------
              FINANCE-- 22.1%
                AmSouth Bancorp,
$  550,000        7.75%, due 05/15/2004 ........................    $    574,011
                                                                    ------------

                Banc One Corporation,
   665,000        7.00%, due 07/15/2005 ........................         687,695
   500,000        6.875%, due 08/01/2006 .......................         518,795
                                                                    ------------
                                                                       1,206,490
                                                                    ------------

                Bank of America Corporation,
   496,000        8.375%, due 03/15/2002 .......................         511,543
   750,000        7.125%, due 03/01/2009 .......................         768,833
                                                                    ------------
                                                                       1,280,376
                                                                    ------------

                Bear Stearns Company,
   170,000        9.375%, due 06/01/2001 .......................         171,151
                                                                    ------------

                Duke Capital Corporation,
 1,000,000        7.50%, due 10/01/2009 ........................       1,067,592
                                                                    ------------

                General Electric Capital Corporation,
   130,000        7.24%, due 01/15/2002 ........................         132,523
   150,000        7.50%, due 03/15/2002 ........................         153,765
                                                                    ------------
                                                                         286,288
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     CORPORATE BONDS-- 46.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              FINANCE-- 22.1% (CONTINUED)
                J.P. Morgan & Company,
$  500,000        7.25%, due 01/15/2002 ........................    $    509,099
                                                                    ------------

                Merrill Lynch & Company, Inc.,
   745,000        7.375%, due 08/17/2002 .......................         768,386
 1,000,000        7.00%, due 04/27/2008 ........................       1,041,015
                                                                    ------------
                                                                       1,809,401
                                                                    ------------

                NationsBank,
   550,000        7.625%, due 04/15/2005 .......................         583,596
                                                                    ------------

                Regions Financial Corporation,
   350,000        7.80%, due 12/01/2002 ........................         363,800
                                                                    ------------

                Salomon, Inc.,
   597,000        7.50%, due 02/01/2003 ........................         620,266
                                                                    ------------

                Sears Roebuck Acceptance Corporation,
   700,000        6.00%, due 03/20/2003 ........................         702,732
                                                                    ------------

                SouthTrust Bank of Alabama, N.A.,
   665,000        7.00%, due 11/15/2008 ........................         657,781
                                                                    ------------

                Transamerica Financial Corporation,
 1,000,000        7.50%, due 03/15/2004 ........................       1,045,696
                                                                    ------------

              TOTAL FINANCE CORPORATE BONDS ....................      10,878,279
                                                                    ------------

              INDUSTRIAL -- 18.4%
                BP America, Inc.,
   265,000        8.50%, due 04/15/2001 ........................         265,283
                                                                    ------------

                Coca-Cola Enterprises,
   600,000        6.625%, due 08/01/2004 .......................         622,567
                                                                    ------------

                Conoco, Inc.,
 1,000,000        6.35%, due 04/15/2009 ........................       1,014,775
                                                                    ------------

                duPont (E.I.) de Nemours & Company,
   425,000        6.75%, due 10/15/2002 ........................         436,404
                                                                    ------------

                Ford Motor Company,
 1,000,000        7.25%, due 10/01/2008 ........................       1,038,340
                                                                    ------------

                General Motors Corporation,
   565,000        7.10%, due 03/15/2006 ........................         586,125
                                                                    ------------

                Hanson Overseas,
 1,100,000        7.375%, due 01/15/2003 .......................       1,120,952
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     CORPORATE BONDS-- 46.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
              INDUSTRIAL-- 18.4% (CONTINUED)
                IBM Corporation,
$1,000,000        7.25%, due 11/01/2002 ........................    $  1,032,198
                                                                    ------------

                Kimberly-Clark Corporation,
   240,000        8.625%, due 05/01/2001 .......................         240,624
                                                                    ------------

                Philip Morris Companies, Inc.,
   700,000        7.125%, due 10/01/2004 .......................         725,472
                                                                    ------------

                Raytheon Company,
   800,000        6.50%, due 07/15/2005 ........................         794,351
                                                                    ------------

                Wal-Mart Stores, Inc.,
   100,000        8.625%, due 04/01/2001 .......................         100,000
 1,000,000        7.50%, due 05/15/2004 ........................       1,068,851
                                                                    ------------
                                                                       1,168,851
                                                                    ------------

              TOTAL INDUSTRIAL CORPORATE BONDS .................       9,045,942
                                                                    ------------

              UTILITY-- 5.8%
                AT&T Corporation,
 1,000,000        6.00%, due 03/15/2009 ........................         939,532
                                                                    ------------

                BellSouth Corporation,
   750,000        7.75%, due 02/15/2010 ........................         815,034
                                                                    ------------

                Emerson Electric Company,
   587,000        6.30%, due 11/01/2005 ........................         605,064
                                                                    ------------

                Scana Corporation,
   500,000        6.05%, due 01/13/2003 ........................         503,509
                                                                    ------------

              TOTAL UTILITY CORPORATE BONDS ....................       2,863,139
                                                                    ------------

              TOTAL CORPORATE BONDS (COST $22,351,596) .........    $ 22,787,360
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
PAR VALUE     MUNICIPAL OBLIGATIONS -- 2.2%                            VALUE
--------------------------------------------------------------------------------
                Alabama State Public School & College Auth.,
$1,050,000        7.15%, due 09/01/2009 (Cost $1,021,009) ......    $  1,101,366
                                                                    ------------

--------------------------------------------------------------------------------
  SHARES      MONEY MARKETS -- 7.0%                                    VALUE
--------------------------------------------------------------------------------
 3,436,253    Firstar Stellar Treasury Fund (Cost $3,436,253) ..    $  3,436,253
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE-- 98.8%
                (COST $47,818,745) .............................    $ 48,574,089

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2% .....         605,696
                                                                    ------------

              NET ASSETS-- 100.0% ..............................    $ 49,179,785
                                                                    ============

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 2001
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS -- 94.7%                           VALUE
--------------------------------------------------------------------------------
                Alabama Mental Health Finance Auth. Special Tax,
$  415,000        5.00%, due 05/01/2006 ........................    $    435,941
                                                                    ------------

                Alabama Special Care Facilities Financing
                  Auth. Rev.,
   500,000        4.50%, due 11/01/2009 ........................         507,460
   400,000        5.375%, due 11/01/2012 .......................         419,296
                                                                    ------------
                                                                         926,756
                                                                    ------------

                Alabama State, GO,
   100,000        5.70%, due 12/01/2002 ........................         102,545
                                                                    ------------

                Alabama State Industrial Access Road & Bridge
                  Corp., GO,
   100,000        5.25%, due 06/01/2003 ........................         103,451
                                                                    ------------

                Alabama State Municipal Electric Authority
                  Power-Supply Rev.,
   340,000        5.75%, due 09/01/2001 ........................         343,580
   100,000        5.00%, due 09/01/2004 ........................         104,529
   400,000        6.50%, due 09/01/2005 ........................         409,552
                                                                    ------------
                                                                         857,661
                                                                    ------------

                Alabama State Public School & College Auth. Rev.,
   250,000        4.50%, due 12/01/2001 ........................         252,275
   275,000        5.25%, due 11/01/2005 ........................         293,417
   305,000        5.00%, due 12/01/2005 ........................         321,891
   200,000        5.125%, due 11/01/2010 .......................         213,824
   300,000        5.00%, due 11/01/2012 ........................         313,935
   250,000        5.625%, due 07/01/2013 .......................         272,693
   600,000        5.125%, due 11/01/2013 .......................         627,942
   500,000        5.125%, due 11/01/2015 .......................         515,480
                                                                    ------------
                                                                       2,811,457
                                                                    ------------

                Alabama Water Pollution Control Auth. Rev.,
   190,000        6.25%, due 08/15/2004 ........................         205,669
   500,000        5.00%, due 08/15/2010 ........................         527,930
   180,000        5.00%, due 08/15/2015 ........................         180,378
                                                                    ------------
                                                                         913,977
                                                                    ------------

                Anniston, AL, GO,
   250,000        5.50%, due 01/01/2004 ........................         262,060
                                                                    ------------

                Anniston, AL, Regional Medical Center Hospital
                  Board Rev.,
    15,000        7.375%, due 07/01/2006 .......................          16,276
                                                                    ------------

                Athens, AL, School Warrants,
   335,000        5.05%, due 08/01/2015 ........................         342,993
                                                                    ------------

                Auburn University, AL, Rev.,
   175,000        5.20%, due 06/01/2004 ........................         183,682
   325,000        5.25%, due 04/01/2005 ........................         340,935
                                                                    ------------
                                                                         524,617
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Baldwin Co., AL, Board of Education Rev.,
$  300,000        5.90%, due 12/01/2001 ........................    $    301,353
                                                                    ------------

                Baldwin Co., AL, GO,
   200,000        5.85%, due 08/01/2003 ........................         210,904
   400,000        5.00%, due 02/01/2007 ........................         422,320
   200,000        4.55%, due 02/01/2009 ........................         198,818
                                                                    ------------
                                                                         832,042
                                                                    ------------

                Birmingham, AL, Series B, GO,
   100,000        5.80%, due 04/01/2002 ........................         102,636
   200,000        5.90%, due 04/01/2003 ........................         208,756
   500,000        6.60%, due 07/01/2012 ........................         521,200
                                                                    ------------
                                                                         832,592
                                                                    ------------

                Birmingham, AL, Industrial Water Board Rev.,
   100,000        6.00%, due 07/01/2007 ........................         111,722
                                                                    ------------

                Birmingham, AL, Medical Clinic Board Rev.,
    50,000        7.30%, due 07/01/2005 ........................          54,105
                                                                    ------------

                Birmingham, AL, Southern College, Private
                  Education Bldg. Auth. Rev.,
   500,000        5.10%, due 12/01/2012 ........................         514,345
                                                                    ------------

                Birmingham, AL, Waterworks & Sewer Board Rev.,
    50,000        5.90%, due 01/01/2003 ........................          51,985
   400,000        6.15%, due 01/01/2006 ........................         416,616
                                                                    ------------
                                                                         468,601
                                                                    ------------

                DCH Health Care Auth. of Alabama Rev.,
    55,000        5.00%, due 06/01/2004 ........................          57,167
                                                                    ------------

                Decatur, AL, GO,
   300,000        5.00%, due 06/01/2009 ........................         316,038
                                                                    ------------

                Decatur, AL, Water Rev.,
   100,000        5.00%, due 05/01/2014 ........................         102,707
                                                                    ------------

                Dothan, AL, GO,
   500,000        5.50%, due 09/01/2014 ........................         534,510
                                                                    ------------

                Fairhope, AL, Public Improvements Warrants,
   295,000        5.10%, due 06/01/2014 ........................         303,375
                                                                    ------------

                Fairhope, AL, Utilities Rev.,
   200,000        5.10%, due 12/01/2008 ........................         206,532
                                                                    ------------

                Florence, AL, School Warrants,
   200,000        4.65%, due 12/01/2012 ........................         203,418
   400,000        5.75%, due 09/01/2015 ........................         421,956
                                                                    ------------
                                                                         625,374
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Greenville, AL, GO,
$  300,000        5.10%, due 12/01/2009 ........................    $    318,744
                                                                    ------------

                Hoover, AL, Board of Education Special Tax,
   400,000        6.00%, due 02/15/2006 ........................         430,456
                                                                    ------------

                Houston Co., AL, GO,
   250,000        5.00%, due 07/01/2002 ........................         255,255
   300,000        5.60%, due 10/15/2014 ........................         325,458
                                                                    ------------
                                                                         580,713
                                                                    ------------

                Huntsville, AL, Electric Systems Rev.,
   150,000        5.00%, due 12/01/2003 ........................         155,796
   250,000        4.80%, due 12/01/2012 ........................         254,852
                                                                    ------------
                                                                         410,648
                                                                    ------------

                Huntsville, AL, GO,
   500,000        5.50%, due 11/01/2002 ........................         516,895
   100,000        5.90%, due 11/01/2005 ........................         105,934
   300,000        5.40%, due 02/01/2010 ........................         314,955
   250,000        5.25%, due 11/01/2011 ........................         266,868
                                                                    ------------
                                                                       1,204,652
                                                                    ------------

                Huntsville, AL, Water Systems Rev.,
   150,000        5.15%, due 05/01/2004 ........................         155,451
   150,000        5.25%, due 05/01/2005 ........................         155,395
   200,000        4.70%, due 11/01/2013 ........................         200,452
                                                                    ------------
                                                                         511,298
                                                                    ------------

                Jefferson Co., AL, Board of Education
                  Capital Outlay Warrants,
   300,000        5.70%, due 02/15/2011 ........................         327,465
                                                                    ------------

                Jefferson Co., AL, GO Unlimited Warrants,
   150,000        5.55%, due 04/01/2002 ........................         153,437
   100,000        5.00%, due 04/01/2004 ........................         103,749
                                                                    ------------
                                                                         257,186
                                                                    ------------

                Jefferson Co., AL, Sewer Rev.,
   140,000        5.15%, due 09/01/2002 ........................         143,728
    50,000        5.50%, due 09/01/2003 ........................          52,465
   300,000        5.75%, due 09/01/2005 ........................         318,996
                                                                    ------------
                                                                         515,189
                                                                    ------------

                Lee Co., AL, GO,
   300,000        5.50%, due 02/01/07 ..........................         321,882
                                                                    ------------

                Madison, AL, Warrants,
   325,000        5.55%, due 04/01/2007 ........................         350,012
   200,000        4.40%, due 02/01/2011 ........................         201,008
   400,000        4.85%, due 02/01/2013 ........................         408,276
                                                                    ------------
                                                                         959,296
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Madison Co., AL, Board of Education Capital
                  Outlay Tax Antic. Warrants,
$  175,000        5.20%, due 09/01/2004 ........................    $    186,093
   400,000        5.20%, due 03/01/2011 ........................         425,152
   250,000        5.10%, due 09/01/2011 ........................         259,375
                                                                    ------------
                                                                         870,620
                                                                    ------------

                Mobile, AL, GO,
    25,000        6.25%, due 08/01/2001 ........................          25,259
    25,000        6.30%, due 08/01/2001 ........................          25,263
   275,000        6.20%, due 02/15/2007 ........................         306,534
   180,000        5.75%, due 02/15/2016 ........................         190,984
                                                                    ------------
                                                                         548,040
                                                                    ------------

                Mobile, AL, Water & Sewer Commissioners Rev.,
    55,000        6.30%, due 01/01/2003 ........................          57,194
                                                                    ------------

                Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000        4.50%, due 02/01/2003 ........................         100,579
                                                                    ------------

                Mobile Co., AL, School Board Commissioner
                  Capital Outlay,
   400,000        5.00%, due 03/01/2008 ........................         416,964
                                                                    ------------

                Mobile Co., AL, Warrants,
   200,000        5.40%, due 08/01/2013 ........................         211,104
                                                                    ------------

                Montgomery, AL, GO,
   200,000        4.70%, due 05/01/2002 ........................         203,208
   500,000        5.10%, due 10/01/2008 ........................         531,350
   300,000        5.00%, due 11/01/2015 ........................         304,674
                                                                    ------------
                                                                       1,039,232
                                                                    ------------

                Montgomery, AL, Waterworks & Sanitation Rev.,
   200,000        5.85%, due 03/01/2003 ........................         208,540
   400,000        6.15%, due 09/01/2006 ........................         419,412
   400,000        5.60%, due 09/01/2009 ........................         431,280
                                                                    ------------
                                                                       1,059,232
                                                                    ------------

                Montgomery Co., AL, GO,
   100,000        5.20%, due 11/01/2006 ........................         104,047
                                                                    ------------

                Mountain Brook, AL, City Board of Education
                  Capital Outlay Warrants,
   405,000        4.80%, due 02/15/2011 ........................         413,076
                                                                    ------------

                Muscle Shoals, AL, GO,
   400,000        5.60%, due 08/01/2010 ........................         430,032
                                                                    ------------

                Opelika, AL, GO,
   100,000        4.60%, due 03/01/2003 ........................         102,228
   100,000        5.30%, due 07/01/2003 ........................         104,104
                                                                    ------------
                                                                         206,332
                                                                    ------------

                Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000        4.35%, due 08/01/2011 ........................         200,184
                                                                    ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
              ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE     OBLIGATION (GO) BONDS-- 94.7% (CONTINUED)                VALUE
--------------------------------------------------------------------------------
                Shelby Co., AL, GO,
$   50,000        5.35%, due 08/01/2001 ........................    $     50,368
                                                                    ------------

                Shelby Co., AL, Hospital Board Rev.,
    25,000        6.60%, due 02/01/2002 ........................          25,697
    40,000        6.60%, due 02/01/2003 ........................          42,257
                                                                    ------------
                                                                          67,954
                                                                    ------------
                Tuscaloosa, AL, Board of Education, GO,
   100,000        5.10%, due 02/01/2004 ........................         104,224
   300,000        4.625%, due 08/01/2008 .......................         308,478
                                                                    ------------
                                                                         412,702
                                                                    ------------

                Tuscaloosa, AL, Board of Education Special
                  Tax Warrants,
    75,000        5.70%, due 02/15/2005 ........................          77,762
   125,000        6.00%, due 02/15/2009 ........................         129,394
   300,000        4.85%, due 02/15/2013 ........................         304,704
                                                                    ------------
                                                                         511,860
                                                                    ------------

                Tuscaloosa, AL, GO,
   500,000        5.45%, due 01/01/2014 ........................         534,480
                                                                    ------------

                University of Alabama, AL, Series A, Rev.,
   240,000        5.10%, due 10/01/2002 ........................         246,319
   400,000        5.25%, due 06/01/2010 ........................         425,236
   100,000        5.375%, due 06/01/2013 .......................         105,242
                                                                    ------------
                                                                         776,797
                                                                    ------------

                Vestavia Hills, AL, Board of Education Capital
                  Outlay Rev.,
    55,000        5.25%, due 02/01/2004 ........................          56,167
                                                                    ------------

                Vestavia Hills, AL, Warrants,
   125,000        4.90%, due 04/01/2005 ........................         130,297
                                                                    ------------

                TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                  OBLIGATION (GO) BONDS-- 94.7%
                  (COST $25,559,425) ...........................    $ 26,592,987
                                                                    ------------

--------------------------------------------------------------------------------
  SHARES      MONEY MARKETS-- 4.2%                                     VALUE
--------------------------------------------------------------------------------
 1,185,976    Firstar Tax-Free Fund (Cost $1,185,976) ..........    $  1,185,976
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE - 98.9%
                (COST $26,745,401) .............................    $ 27,778,963

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% .....         311,726
                                                                    ------------

              NET ASSETS-- 100.0% ..............................    $ 28,090,689
                                                                    ============

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of new accounting principle -- In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1, 2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2001:
--------------------------------------------------------------------------------
                                      Government      Government      Alabama
                                        Street         Street        Tax Free
                                      Equity Fund     Bond Fund      Bond Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation .....   $37,817,730    $ 1,061,200    $   971,400
Gross unrealized depreciation .....    (7,585,241)      (305,856)        (7,390)
                                      -----------    -----------    -----------
Net unrealized appreciation .......   $30,232,489    $   755,344    $   964,010
                                      ===========    ===========    ===========

Federal income tax cost ...........   $65,207,455    $47,818,745    $26,814,953
                                      ===========    ===========    ===========
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

During the year ended March 31, 2001, The Government Street Equity Fund realized $4,113,813 of net capital gains resulting from in-kind redemptions. Certain shareholders exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital on the Statement of Assets and Liabilities. Such reclassification has no effect on the Fund's net assets or net asset value per share.

As of March 31, 2001, The Government Street Equity Fund had capital loss carryforwards for federal income tax purposes of $292,070 which expire March 31, 2009. As of March 31, 2001, The Government Street Bond Fund had capital loss carryforwards for federal income tax purposes of $955,041, of which $7,118 expire March 31, 2002, $64,123 expire March 31, 2003, $106,397 expire March 31,
2004,  $129,539 expire March 31, 2005,  $126,569 expire March 31, 2006, $106,011 expire March 31, 2007, $220,187 expire March 31, 2008 and $195,097 expire March 31, 2009. As of March 31, 2001, The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $174,672, of which $115,762 expire March 31, 2004, $347 expire March 31, 2007 and $58,563 expire March 31, 2009. In addition, The Government Street Equity Fund and The Government Street Bond Fund had net realized capital losses of $14,746 and $26,374, respectively, during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Government Street Bond Fund reclassified accumulated net realized losses of $364 against paid-in capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $16,347,704 and $11,466,011, respectively, for The Government Street Equity Fund, $3,980,237 and $4,531,586, respectively, for The Government Street Bond Fund, and $5,308,324 and $1,424,000, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $14,865 of its investment advisory fees for the Fund during the year ended March 31, 2001.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and
 .10% of such net assets in excess of $50 million. From The Government Street Bond Fund, Ultimus receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, Ultimus receives a monthly fee of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus.

Prior to November 6, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Government Street Equity Fund at an annual rate of .18% of its average daily net assets up to $25 million; .155% of the next $25 million of such assets; and .13% of such net assets in excess of $50 million. From The Government Street Bond Fund, IFS received a monthly fee of
 .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million. The fee for each Fund was subject to a $2,000 monthly minimum.

FEDERAL TAX INFORMATION
FOR SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
In accordance with federal tax requirements, The Alabama Tax Free Bond Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends."

RESULTS OF SPECIAL MEETING
OF SHAREHOLDERS
November 13, 2000 (Unaudited)
--------------------------------------------------------------------------------
On November 13, 2000, a Special Meeting of Shareholders of The Government Street Equity Fund (the Fund) was held to approve or disapprove an amendment to the fundamental investment limitation regarding options in order to permit the Fund to write covered call options. The total number of shares of the Fund present in person or by proxy represented 78.1% of the shares entitled to vote at the meeting. The amendment submitted to shareholders was approved. The results of the voting for or against the amendment was as follows: Number of Shares For:
1,607,336;  Number of Shares  Against:  17,313;  and  Number of Shares  Abstain:
2,043.

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE GOVERNMENT STREET FUNDS
                          ---------------------------
                              No Load Mutual Funds

     INVESTMENT ADVISER
     T. Leavell & Associates, Inc.
     150 Government Street
     Post Office Box 1307
     Mobile, AL 36633

     ADMINISTRATOR
     Ultimus Fund Solutions, LLC
     P.O. Box 46707
     Cincinnati, OH 45246-0707
     1-866-738-1125

     LEGAL COUNSEL
     Sullivan & Worcester LLP
     One Post Office Square
     Boston, MA 02109

     BOARD OF TRUSTEES
     Richard Mitchell, President
     Austin Brockenbrough, III
     John T. Bruce
     Charles M. Caravati, Jr.
     J. Finley Lee, Jr.
     Richard L. Morrill
     Harris V. Morrissette
     Erwin H. Will, Jr.
     Samuel B. Witt, III

     PORTFOLIO MANAGERS
     Thomas W. Leavell,
       The Government Street Equity Fund
     Mary Shannon Hope,
       The Government Street Bond Fund
     Timothy S. Healey,
       The Alabama Tax Free Bond Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                                 ANNUAL REPORT
                                 MARCH 31, 2001

                               Investment Adviser
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

================================================================================
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-866-738-1126

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                               MAY 9, 2001
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2001.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2001, the Jamestown Balanced Fund had a negative return of -12.65%. With our heavier weighting in stocks (61.9%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, down -5.54%. The S&P 500 Index declined -21.67% during the past fiscal year, with the technology and communication services sectors leading the way on the downside. These were the same two sectors that had propelled the stock market higher in the previous three years, but fears of a slowing economy and declining profits were too large a concern to overcome. The Federal Reserve had raised the Federal Funds rate five times during the previous fiscal year (ending March 31, 2000), putting brakes on the then fast growing economy. Today, with four rate reductions since the end of calendar year 2000, we expect to see a better stock market going forward.

The Jamestown Balanced Fund returned 2.88% on an annualized basis for the three years ending March 31, 2001, compared to 4.18% return for the Lipper Balanced Index. For the five year period, the Fund generated a return of 10.12% versus 10.17% for the comparable Lipper Balanced Index.

The total assets of The Jamestown Balanced Fund were over $109 million as of March 31, 2001.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2001, the Jamestown Equity Fund declined in value -21.49%, outperforming the negative return of -22.5% for the Lipper Large Cap Core Index. The S&P 500 Index for the same twelve-month period was -21.67%. For the past fiscal year, the technology and communication services sectors were the dominant culprits. The NASDAQ itself was down -59.75% during the past fiscal year, reflecting the weakness of those two sectors. Interestingly, technology stocks had generated a return of 78.2% in the first year prior to the one just ended. What helped us two years ago, therefore, hurt us badly this past year. Fears of declining corporate profits and a slowing economy were too great a hurdle for the stock market to overcome.

The Jamestown Equity Fund returned 1.80% on an annualized basis for the past three years versus 2.67% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 11.81% compared to 12.59% for the Lipper Large Cap Core Index.

Recent interest rate cuts by the Federal Reserve Bank should help stimulate the slowing economy and give us positive returns in the coming year. Certainly we see very little inflation worries, and with the hope of some income tax relief, we are quite sanguine about the next twelve months.

The Jamestown Equity Fund had just under $61 million in assets as of March 31, 2001.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2001, the Jamestown Tax Exempt Virginia Fund had a total return of 8.97% compared to 9.20% for the Lipper Intermediate Municipal Fund Index and 10.93% for the Lehman Municipal Bond Index. Municipal bonds portrayed competitive returns relative to the equity markets for the past one and three year time periods. As a result of this strong performance, municipal bond yields are currently much lower from that of a year ago. As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had an average maturity of 7.3 years and a SEC yield of 3.88%.

The Jamestown Tax Exempt Virginia Fund returned 4.58% on an annualized basis for the three years ended March 31, 2001, versus 4.67% for the comparable Lipper Intermediate Municipal Fund Index. For the five year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.22%, as compared to the 5.38% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just over $30 million in assets as of March 31, 2001.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2001, the Jamestown International Equity Fund had a return of -33.29% compared to -26.31% for the Lipper International Index and -25.88% for the Morgan Stanley EAFE Index. During the past year, most global equity markets were pressured by higher interest rates, slowing economic growth, and decelerating earnings growth. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned 0.34% on an annualized basis for the past three years, comparing favorably to the 0.09% return for the Lipper International Index and the -0.56% return of the Morgan Stanley EAFE Index.

The Fund had over $59 million in assets as of March 31, 2001.

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                                        /s/ Beth Ann Walk

                                        Beth Ann Walk, CFA
                                        President
                                        Jamestown Tax Exempt Virginia Fund

                                        /s/ Charles M. Caravati, III

                                        Charles M. Caravati, III, CFA
                                        President
                                        Jamestown International Equity Fund
2

                          THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Balanced Fund                                 $27,242
Standard & Poor's 500 Index                                 $38,454
Consumer Price Index                                        $12,991
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2001)

                       1 Year        5 Years       10 Years
                      (-12.65)%       10.12%        10.54%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Equity Fund                                   $25,864
Standard & Poor's 500 Index                                 $31,757
Consumer Price Index                                        $12,394
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                       1 Year    5 Years   Since Inception*
                      (-21.49)%   11.81%        12.07%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,238
Lipper Intermediate Municipal Fund Index                    $14,404
Lehman Municipal Bond Index                                 $15,508
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                      1 Year    5 Years    Since Inception*
                       8.97%     5.22%          4.77%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
--------------------------------------------------------------------------------
                                                              3/01
                                                            -------
The Jamestown International Equity Fund                     $12,902
Europe, Australia and Far East Index (EAFE Index)           $11,510
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2001)

                           1 Year     Since Inception*
                          (-33.29)%         5.27%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001
=================================================================================================================================
                                                                                                  Jamestown          Jamestown
                                                            Jamestown          Jamestown          Tax Exempt       International
                                                             Balanced            Equity            Virginia            Equity
                                                               Fund               Fund               Fund               Fund
                                                          --------------     --------------     --------------     --------------
ASSETS
   Investments in securities:
      At acquisition cost ............................    $   87,959,975     $   47,065,715     $   28,667,251     $   62,398,612
                                                          ==============     ==============     ==============     ==============
      At value (Note 1) ..............................    $  109,618,137     $   61,757,613     $   29,839,534     $   55,642,515
   Cash ..............................................                --                 --                 --          3,101,501
   Cash denominated in foreign currency (Note 5) .....                --                 --                 --                360
   Dividends receivable ..............................            40,316             42,073                 --            245,501
   Interest receivable ...............................           630,547                 --            402,575             18,400
   Receivable for securities sold ....................                --                 --                 --            660,966
   Receivable for capital shares sold ................                --             27,500                 --                 --
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) ...........                --                 --                 --            319,195
   Other assets ......................................            10,307             10,208              3,117             14,755
                                                          --------------     --------------     --------------     --------------
      TOTAL ASSETS ...................................       110,299,307         61,837,394         30,245,226         60,003,193
                                                          --------------     --------------     --------------     --------------
LIABILITIES
   Dividends payable .................................            34,277                 --             35,347              8,529
   Distributions payable .............................            28,761             19,383                 --              3,563
   Payable for securities purchased ..................           692,989            643,490                 --             76,438
   Payable for capital shares redeemed ...............            41,782            155,694             13,558            167,597
   Accrued investment advisory fees (Note 3) .........            61,693             34,705             10,243             53,972
   Accrued administration fees (Note 3) ..............            11,071              6,927              3,722              9,725
   Other accrued expenses and liabilities ............            16,956              4,279                 --             19,109
   Covered call options, at value (Notes 1 and 7)
      (premiums received $318,599 and $223,224,
      respectively) ..................................            78,800             58,540                 --                 --
                                                          --------------     --------------     --------------     --------------
      TOTAL LIABILITIES ..............................           966,329            923,018             62,870            338,933
                                                          --------------     --------------     --------------     --------------
NET ASSETS ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Net assets consist of:
   Paid-in capital ...................................    $   87,671,689     $   46,253,884     $   29,379,498     $   65,823,103
   Undistributed net investment income ...............            27,638                 --                 --                 --
   Accumulated net realized gains (losses) from
      security and foreign currency transactions .....                --                 --           (369,425)           294,320
   Distributions in excess of net realized gains .....          (264,310)          (196,090)                --                 --
   Net unrealized appreciation (depreciation)
      on investments and options .....................        21,897,961         14,856,582          1,172,283         (6,756,097)
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies ...                --                 --                 --            302,934
                                                          --------------     --------------     --------------     --------------
Net assets ...........................................    $  109,332,978     $   60,914,376     $   30,182,356     $   59,664,260
                                                          ==============     ==============     ==============     ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ........         6,515,804          3,054,537          2,953,742          5,651,988
                                                          ==============     ==============     ==============     ==============
Net asset value, offering price and redemption
   price per share (Note 1) ..........................    $        16.78     $        19.94     $        10.22     $        10.56
                                                          ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001
===================================================================================================================================
                                                                                                    Jamestown          Jamestown
                                                              Jamestown          Jamestown          Tax Exempt       International
                                                               Balanced            Equity            Virginia            Equity
                                                                 Fund               Fund               Fund               Fund
                                                            --------------     --------------     --------------     --------------
INVESTMENT INCOME
   Dividends ...........................................    $      784,089     $      620,794     $           --     $      831,326
   Foreign withholding taxes on dividends ..............                --                 --                 --            (71,888)
   Interest ............................................         2,571,578                 --          1,484,340            108,192
                                                            --------------     --------------     --------------     --------------
      TOTAL INVESTMENT INCOME ..........................         3,355,667            620,794          1,484,340            867,630
                                                            --------------     --------------     --------------     --------------

EXPENSES
   Investment advisory fees (Note 3) ...................           810,659            463,181            118,754            739,110
   Administration fees (Note 3) ........................           172,509            107,183             42,865            150,456
   Custodian fees ......................................            19,818             13,191              4,618             81,393
   Professional fees ...................................            16,856             11,015             11,015             14,896
   Registration fees ...................................            12,730             13,702              1,538             19,020
   Trustees' fees and expenses .........................            11,096             11,096             11,096             11,096
   Printing of shareholder reports .....................             6,573             10,534              5,533              8,604
   Pricing costs .......................................             9,787              1,135              6,218             13,962
   Other expenses ......................................            21,833             11,539                244              8,252
                                                            --------------     --------------     --------------     --------------
      TOTAL EXPENSES ...................................         1,081,861            642,576            201,881          1,046,789
   Expenses reimbursed through a directed
           brokerage arrangement (Note 4) ..............           (24,000)           (18,000)                --                 --
                                                            --------------     --------------     --------------     --------------
      NET EXPENSES .....................................         1,057,861            624,576            201,881          1,046,789
                                                            --------------     --------------     --------------     --------------

NET INVESTMENT INCOME (LOSS) ...........................         2,297,806             (3,782)         1,282,459           (179,159)
                                                            --------------     --------------     --------------     --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ............................           826,412          1,209,659            (96,246)         2,853,745
      Option contracts written .........................           570,452            396,486                 --                 --
      Foreign currency transactions ....................                --                 --                 --            293,713
   Net change in unrealized appreciation/depreciation on:
      Investments ......................................       (19,715,958)       (18,110,576)         1,351,174        (32,130,835)
      Foreign currency translation .....................                --                 --                 --            346,332
                                                            --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES ..............................       (18,319,094)       (16,504,431)         1,254,928        (28,637,045)
                                                            --------------     --------------     --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .....................................    $  (16,021,288)    $  (16,508,213)    $    2,537,387     $  (28,816,204)
                                                            ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                       Jamestown                             Jamestown
                                                                     Balanced Fund                          Equity Fund
                                                           -----------------------------------------------------------------------
                                                                Year               Year               Year               Year
                                                               Ended              Ended              Ended              Ended
                                                              March 31,          March 31,          March 31,          March 31,
                                                                2001               2000               2001               2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .......................    $    2,297,806     $    2,152,434     $       (3,782)    $       91,302
   Net realized gains on:
      Security transactions ...........................           826,412          4,813,070          1,209,659          2,953,963
      Option contracts written ........................           570,452                 --            396,486                 --
   Net change in unrealized appreciation/depreciation
      on investments ..................................       (19,715,958)        10,736,573        (18,110,576)        12,102,255
                                                           --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from operations .       (16,021,288)        17,702,077        (16,508,213)        15,147,520
                                                           --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................        (2,270,168)        (2,152,434)                --            (91,302)
   From net realized gains from security transactions .        (1,513,422)        (4,880,959)        (1,691,982)        (2,680,161)
                                                           --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ....................................        (3,783,590)        (7,033,393)        (1,691,982)        (2,771,463)
                                                           --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................        10,123,514          8,830,494         25,402,296          8,147,118
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................         3,591,406          6,724,517          1,565,938          2,521,395
   Payments for shares redeemed .......................       (12,778,149)       (10,826,415)       (25,662,392)        (8,651,809)
                                                           --------------     --------------     --------------     --------------
Net increase in net assets from capital share
   transactions .......................................           936,771          4,728,596          1,305,842          2,016,704
                                                           --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .........................................       (18,868,107)        15,397,280        (16,894,353)        14,392,761

NET ASSETS
   Beginning of year ..................................       128,201,085        112,803,805         77,808,729         63,415,968
                                                           --------------     --------------     --------------     --------------
   End of year ........................................    $  109,332,978     $  128,201,085     $   60,914,376     $   77,808,729
                                                           ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...............................................           523,914            472,789            999,711            349,898
   Reinvested .........................................           196,103            346,587             66,617             98,084
   Redeemed ...........................................          (670,295)          (579,486)        (1,002,327)          (372,354)
                                                           --------------     --------------     --------------     --------------
   Net increase in shares outstanding .................            49,722            239,890             64,001             75,628
   Shares outstanding, beginning of year ..............         6,466,082          6,226,192          2,990,536          2,914,908
                                                           --------------     --------------     --------------     --------------
   Shares outstanding, end of year ....................         6,515,804          6,466,082          3,054,537          2,990,536
                                                           ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                    Jamestown Tax Exempt                     Jamestown
                                                                       Virginia Fund                 International Equity Fund
                                                               -------------------------------------------------------------------
                                                                   Year              Year              Year              Year
                                                                  Ended             Ended             Ended             Ended
                                                                 March 31,         March 31,         March 31,         March 31,
                                                                   2001              2000              2001              2000
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $   1,282,459     $   1,177,406     $    (179,159)    $      (7,957)
   Net realized gains (losses) from:
      Security transactions ...............................          (96,246)         (273,179)        2,853,745         9,161,355
      Foreign currency transactions .......................               --                --           293,713            59,241
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................        1,351,174          (842,700)      (32,130,835)       13,892,377
      Foreign currency translation ........................               --                --           346,332           (48,490)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from operations .....        2,537,387            61,527       (28,816,204)       23,056,526
                                                               -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (1,282,459)       (1,177,406)         (279,944)         (176,037)
   From net realized gains from security transactions .....               --           (26,368)       (9,244,751)       (3,331,220)
                                                               -------------     -------------     -------------     -------------
Decrease in net assets from distributions
   to shareholders ........................................       (1,282,459)       (1,203,774)       (9,524,695)       (3,507,257)
                                                               -------------     -------------     -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................        3,967,154         8,385,959       116,498,477        90,812,642
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................          830,720           782,744         9,315,209         3,459,170
   Payments for shares redeemed ...........................       (5,008,689)       (4,514,008)     (113,657,807)      (81,991,058)
                                                               -------------     -------------     -------------     -------------
Net increase (decrease) in net assets from
   capital share transactions .............................         (210,815)        4,654,695        12,155,879        12,280,754
                                                               -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .............................................        1,044,113         3,512,448       (26,185,020)       31,830,023

NET ASSETS
   Beginning of year ......................................       29,138,243        25,625,795        85,849,280        54,019,257
                                                               -------------     -------------     -------------     -------------
   End of year ............................................    $  30,182,356     $  29,138,243     $  59,664,260     $  85,849,280
                                                               =============     =============     =============     =============

CAPITAL SHARE ACTIVITY
   Sold ...................................................          401,676           851,453         8,768,230         5,427,637
   Reinvested .............................................           83,553            79,693           646,128           230,579
   Redeemed ...............................................         (506,756)         (462,080)       (8,535,150)       (4,847,275)
                                                               -------------     -------------     -------------     -------------
   Net increase (decrease) in shares outstanding ..........          (21,527)          469,066           879,208           810,941
   Shares outstanding, beginning of year ..................        2,975,269         2,506,203         4,772,780         3,961,839
                                                               -------------     -------------     -------------     -------------
   Shares outstanding, end of year ........................        2,953,742         2,975,269         5,651,988         4,772,780
                                                               =============     =============     =============     =============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $    19.83      $    18.12      $    17.38      $    15.17      $    14.77
                                                        ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ...........................          0.35            0.35            0.34            0.37            0.35
   Net realized and unrealized gains (losses)
      on investments ...............................         (2.82)           2.49            0.95            4.31            1.45
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................         (2.47)           2.84            1.29            4.68            1.80
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.35)          (0.35)          (0.34)          (0.37)          (0.35)
   Distributions from net realized gains ...........         (0.23)          (0.78)          (0.21)          (2.10)          (1.05)
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.58)          (1.13)          (0.55)          (2.47)          (1.40)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................       (12.65%)         15.90%           7.56%          32.42%          12.29%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $  109,333      $  128,201      $  112,804      $  101,408      $   70,654
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets ......         0.87%           0.88%           0.88%           0.90%           0.91%

Ratio of net expenses to average net assets(a) .....         0.85%           0.86%           0.86%           0.87%           0.87%

Ratio of net investment income to average net assets         1.84%           1.85%           1.95%           2.21%           2.31%

Portfolio turnover rate ............................           64%             62%             69%             90%             58%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------
                                                                            Years Ended March 31,
                                                  --------------------------------------------------------------------------
                                                     2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $    26.02      $    21.76      $    20.16      $    15.66      $    13.96
                                                  ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ..............         (0.00)           0.03            0.07            0.11            0.13
   Net realized and unrealized gains (losses)
      on investments .........................         (5.51)           5.18            1.60            6.47            2.00
                                                  ----------      ----------      ----------      ----------      ----------
Total from investment operations .............         (5.51)           5.21            1.67            6.58            2.13
                                                  ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ......            --           (0.03)          (0.07)          (0.11)          (0.13)
   Distributions from net realized gains .....         (0.57)          (0.92)             --           (1.97)          (0.30)
                                                  ----------      ----------      ----------      ----------      ----------
Total distributions ..........................         (0.57)          (0.95)          (0.07)          (2.08)          (0.43)
                                                  ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ...............    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                                  ==========      ==========      ==========      ==========      ==========

Total return .................................       (21.49%)         24.04%           8.33%          43.74%          15.27%
                                                  ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ............    $   60,914      $   77,809      $   63,416      $   52,214      $   31,180
                                                  ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average net assets          0.90%           0.91%           0.92%           0.93%           0.98%

Ratio of net expenses to average net assets(a)         0.88%           0.88%           0.89%           0.90%           0.92%

Ratio of net investment income (loss) to
   average net assets ........................        (0.01%)          0.14%           0.35%           0.60%           0.85%

Portfolio turnover rate ......................           83%             67%             66%             59%             44%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================================
                                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $     9.79      $    10.22      $    10.16      $     9.83      $     9.85
                                                        ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.43            0.42            0.43            0.44            0.45
   Net realized and unrealized gains (losses)
      on investments ...............................          0.43           (0.42)           0.07            0.33           (0.02)
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations ...................          0.86            0.00            0.50            0.77            0.43
                                                        ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ............         (0.43)          (0.42)          (0.43)          (0.44)          (0.45)
   Distributions from net realized gains ...........            --           (0.01)          (0.01)             --              --
                                                        ----------      ----------      ----------      ----------      ----------
Total distributions ................................         (0.43)          (0.43)          (0.44)          (0.44)          (0.45)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year .....................    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                                        ==========      ==========      ==========      ==========      ==========

Total return .......................................         8.97%           0.04%           4.92%           8.00%           4.39%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ..................    $   30,182      $   29,138      $   25,626      $   18,213      $   11,197
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(a) .....         0.68%           0.69%           0.73%           0.75%           0.75%

Ratio of net investment income to average net assets         4.31%           4.27%           4.17%           4.40%           4.51%

Portfolio turnover rate ............................           47%             47%             31%             33%             24%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.78% and 0.88% for the years ended March 31, 1998 and 1997, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==============================================================================================================================
                                             Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------------
                                                       Year            Year            Year            Year          Period
                                                      Ended           Ended           Ended           Ended           Ended
                                                     March 31,       March 31,       March 31,       March 31,       March 31,
                                                       2001            2000            1999            1998           1997(a)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........    $    17.99      $    13.63      $    12.61      $     9.81      $    10.00
                                                    ----------      ----------      ----------      ----------      ----------

Income (loss) from investment operations:
   Net investment income (loss) ................         (0.03)          (0.00)           0.05           (0.01)          (0.01)
   Net realized and unrealized gains (losses)
           on investments and foreign currencies         (5.48)           5.19            1.04            2.91           (0.14)
                                                    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...............         (5.51)           5.19            1.09            2.90           (0.15)
                                                    ----------      ----------      ----------      ----------      ----------

Less distributions:
   Dividends from net investment income ........         (0.05)          (0.04)          (0.07)          (0.10)          (0.04)
   Distributions from net realized gains .......         (1.87)          (0.79)             --              --              --
                                                    ----------      ----------      ----------      ----------      ----------
Total distributions ............................         (1.92)          (0.83)          (0.07)          (0.10)          (0.04)
                                                    ----------      ----------      ----------      ----------      ----------

Net asset value at end of period ...............    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                    ==========      ==========      ==========      ==========      ==========

Total return ...................................       (33.29%)         39.35%           8.67%          29.67%          (1.56%)(c)
                                                    ==========      ==========      ==========      ==========      ==========

Net assets at end of period (000's) ............    $   59,664      $   85,849      $   54,019      $   42,543      $   29,290
                                                    ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets(b) .         1.41%           1.56%           1.51%           1.56%           1.60%(d)

Ratio of net investment income (loss) to
   average net assets ..........................        (0.24%)         (0.01%)          0.38%          (0.05%)         (0.15%)(d)

Portfolio turnover rate ........................           48%             52%             39%             47%             70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements - The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions - The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis - The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Adoption of new accounting principle - In order to comply with new accounting standards mandated by the latest AICPA Audit and Accounting Guide for Audits of Investment Companies (dated 12/1/00), premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning April 1,2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2001:

----------------------------------------------------------------------------------------------------------------
                                                  Jamestown        Jamestown        Jamestown        Jamestown
                                                   Balanced          Equity         Tax Exempt     International
                                                     Fund             Fund        Virginia Fund     Equity Fund
----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ...............    $ 24,061,303     $ 16,905,525     $  1,209,695     $  6,653,108
Gross unrealized depreciation ...............      (2,427,914)      (2,245,118)         (37,412)     (13,409,205)
                                                 ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..    $ 21,633,389     $ 14,660,407     $  1,172,283     $ (6,756,097)
                                                 ============     ============     ============     ============
Federal income tax cost .....................    $ 87,905,948     $ 47,038,666     $ 28,667,251     $ 62,398,612
                                                 ============     ============     ============     ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2001, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $366,857, of which $151,518 expire on March 31, 2008 and $215,339 expire March 31, 2009. In addition, the Fund had net realized capital losses of $2,568 during the period November 1, 2000 through March 31, 2001, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2002. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2001, The Jamestown Equity Fund and Jamestown International Equity Fund reclassified undistributed net investment losses of $3,782 and $459,103, respectively, against paid-in capital on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2001:

-----------------------------------------------------------------------------------------------------
                                          Jamestown        Jamestown       Jamestown      Jamestown
                                           Balanced         Equity        Tax Exempt    International
                                             Fund            Fund       Virginia Fund    Equity Fund
-----------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $ 78,353,648    $ 57,468,101    $ 12,887,700    $ 36,221,203
                                         ============    ============    ============    ============
Proceeds from sales and maturities
   of investment securities .........    $ 77,526,086    $ 59,920,285    $ 13,365,242    $ 34,488,837
                                         ============    ============    ============    ============
-----------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus) effective November 13, 2000, Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the exclusive underwriter of each Fund's shares and an affiliate of Ultimus.

Prior to November 13, 2000, administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services were provided to the Trust by Integrated Fund Services, Inc. (IFS). For the performance of theses services, IFS received a monthly fee from The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS received a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS received a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $18,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2001.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2001, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------------
                                                                                     Net Unrealized
    Settlement                To Receive            Initial           Market          Appreciation
       Date                   (To Deliver)           Value             Value         (Depreciation)
---------------------------------------------------------------------------------------------------
Contracts To Sell
   04/02/01 ........          (13,904)  EUR      $      12,356     $      12,291     $          65
   04/03/01 ........         (605,850)  EUR            533,027           535,568            (2,541)
   04/04/01 ........           (9,550)  EUR              8,397             8,442               (45)
   04/02/01 ........         (816,290)  HKD            104,652           104,661                (9)
   05/31/01 ........     (272,089,343)  JPY          2,346,265         2,189,801           156,464
   05/31/01 ........     (151,349,750)  JPY          1,303,481         1,218,077            85,404
   05/31/01 ........      (30,670,901)  JPY            260,696           246,842            13,854
   05/31/01 ........     (153,771,618)  JPY          1,303,481         1,237,569            65,912
                                                 -------------     -------------     -------------
Total sell contracts                                 5,872,355         5,553,251           319,104
                                                 -------------     -------------     -------------
Contracts To Buy
   04/02/01 ........           32,044   EUR            (28,477)          (28,327)             (150)
   04/03/01 ........           26,574   EUR            (23,380)          (23,491)              111
   04/04/01 ........           27,851   EUR            (24,490)          (24,620)              130
                                                 -------------     -------------     -------------
Total buy contracts                                    (76,347)          (76,438)               91
                                                 -------------     -------------     -------------

Net contracts ......                             $   5,796,008     $   5,476,813     $     319,195
                                                 =============     =============     =============
---------------------------------------------------------------------------------------------------

EUR - Euro Dollar   HKD - Hong Kong Dollar   JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2001 is as follows:

------------------------------------------------------------------------------------------------------
                                                     The Jamestown                The Jamestown
                                                     Balanced Fund                 Equity Fund
                                               -------------------------------------------------------
                                                 Option         Option         Option         Option
                                               Contracts       Premiums      Contracts       Premiums
------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..            --     $       --             --     $       --
Options written ...........................         1,320        889,051          4,886        619,710
Options expired ...........................          (940)      (570,452)        (4,630)      (396,486)
                                               ----------     ----------     ----------     ----------
Options outstanding at end of year ........           380     $  318,599            256     $  223,224
                                               ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (Unaudited)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2001. On April 13, 2000, The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $1.2843 per share and a short-term capital gain distribution of $0.0686 per share. On October 31, 2000, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1135 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.4659 per share and The Jamestown International Equity Fund declared and paid a long-term capital gain distribution of $0.4578 per share. As required by federal regulations, shareholders received notification of their portion of the Funds' taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. Additionally, on March 30, 2001, The Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.1209 per share, The Jamestown Equity Fund declared and paid a long-term capital gain distribution of $0.1080 and the Jamestown International Fund declared and paid a long-term capital gain distribution of $0.0588 per share. As required by federal regulations, shareholders will receive notification of their portion of the Funds' taxable gain distribution, if any, paid during the 2001 calendar year early in 2002.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2001, as "exempt-interest dividends".

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 61.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 2.2%
      35,000    Kimberly-Clark Corporation ...............       $    2,374,050
                                                                 --------------

                CAPITAL GOODS - 6.1%
      68,000    General Electric Company .................            2,846,480
      28,000    Solectron Corporation (a) ................              532,280
      75,000    Tyco International, Ltd. .................            3,242,250
                                                                 --------------
                                                                      6,621,010
                                                                 --------------
                COMMUNICATION SERVICES - 2.9%
      55,000    BellSouth Corporation ....................            2,250,600
      35,000    Vodafone Group PLC ADR ...................              950,250
                                                                 --------------
                                                                      3,200,850
                                                                 --------------
                CONSUMER CYCLICALS - 5.7%
      18,000    Danaher Corporation ......................              982,080
      37,000    Home Depot, Inc. .........................            1,594,700
      56,000    Interpublic Group of Companies, Inc. .....            1,923,600
      48,000    Target Corporation .......................            1,731,840
                                                                 --------------
                                                                      6,232,220
                                                                 --------------
                CONSUMER STAPLES - 7.0%
      50,000    Anheuser-Busch Companies, Inc. ...........            2,296,500
      58,300    Avon Products, Inc. ......................            2,331,417
      54,000    SYSCO Corporation ........................            1,431,540
      58,000    Walt Disney Company ......................            1,658,800
                                                                 --------------
                                                                      7,718,257
                                                                 --------------
                ENERGY - 3.7%
      18,000    Exxon Mobil Corporation ..................            1,458,000
      37,000    Halliburton Company ......................            1,359,750
      19,000    Texaco, Inc. .............................            1,261,600
                                                                 --------------
                                                                      4,079,350
                                                                 --------------
                FINANCIAL SERVICES - 9.7%
      15,000    American Express Company .................              619,500
      26,000    American International Group .............            2,093,000
      13,000    Bank of America Corporation ..............              711,750
      27,000    Capital One Financial Corporation ........            1,498,500
      40,000    Citigroup, Inc. ..........................            1,799,200
      24,000    Fannie Mae ...............................            1,910,400
      13,000    Freddie Mac ..............................              842,790
      23,000    Wells Fargo & Company ....................            1,137,810
                                                                 --------------
                                                                     10,612,950
                                                                 --------------
                HEALTHCARE - 9.3 %
      42,000    Bristol-Myers Squibb Company .............            2,494,800
      23,000    Johnson & Johnson ........................            2,011,810
      30,000    Merck & Company ..........................            2,277,000
      42,075    Pfizer, Inc. .............................            1,722,971
      45,000    Schering-Plough Corporation ..............            1,643,850
                                                                 --------------
                                                                     10,150,431
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 61.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 10.4%
      22,000    Agilent Technologies, Inc. (a) ...........       $      676,060
      75,000    Cisco Systems, Inc. (a) (b) ..............            1,185,938
      25,000    Computer Sciences Corporation (a) ........              808,750
      22,000    Dell Computer Corporation (a) ............              565,125
      42,000    EMC Corporation (a) (b) ..................            1,234,800
      20,000    Hewlett-Packard Company (b) ..............              625,400
      56,000    Intel Corporation ........................            1,473,500
      32,000    Microsoft Corporation (a) ................            1,750,000
      60,000    Oracle Corporation (a) ...................              898,800
      38,000    Tellabs, Inc. (a) ........................            1,546,125
      20,000    Texas Instruments, Inc. ..................              619,600
                                                                 --------------
                                                                     11,384,098
                                                                 --------------
                UTILITIES - 4.5%
      14,000    AES Corporation (a) ......................              699,440
      28,290    El Paso Energy Corporation ...............            1,847,337
      55,000    Williams Companies, Inc. .................            2,356,750
                                                                 --------------
                                                                      4,903,527
                                                                 --------------

                TOTAL COMMON STOCK (Cost $46,638,783)            $   67,276,743
                                                                 --------------

================================================================================
   PAR
  VALUE         U.S. TREASURY OBLIGATIONS - 6.7%                       VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES - 6.1%
$  1,500,000    6.50%, due 03/31/2002 ....................       $    1,533,510
     400,000    6.375%, due 08/15/2002 ...................              411,624
   1,500,000    5.75%, due 08/15/2003 ....................            1,548,510
   1,000,000    6.75%, due 05/15/2005 ....................            1,080,780
   1,865,000    7.00%, due 07/15/2006 ....................            2,066,644
                                                                 --------------
                                                                      6,641,068
                                                                 --------------
                U.S. TREASURY INFLATION-PROTECTION NOTES - 0.6%
     426,309    3.625%, due 07/15/2002 ...................              434,567
     226,517    3.375%, due 01/15/2007 ...................              228,922
                                                                 --------------
                                                                        663,489
                                                                 --------------

                TOTAL TREASURY NOTES (Cost $7,017,211)           $    7,304,557
                                                                 --------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%              VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN BANK - 1.8%
$  1,000,000    6.00%, due 11/15/2001 ....................       $    1,008,910
   1,000,000    5.375%, due 01/05/2004 ...................            1,013,750
                                                                 --------------
                                                                      2,022,660

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
   1,500,000    6.625%, due 09/15/2009 ...................            1,593,750
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.5%
   2,500,000    7.00%, due 07/15/2005 ....................            2,672,650
   1,400,000    6.00%, due 12/15/2005 ....................            1,445,066
   1,250,000    7.25%, due 01/15/2010 ....................            1,381,637
     500,000    6.25%, due 05/15/2029 ....................              497,345
                                                                 --------------
                                                                      5,996,698
                                                                 --------------

                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $9,129,466) ........................       $    9,613,108
                                                                 --------------

================================================================================
   PAR
  VALUE         MORTGAGE-BACKED SECURITIES - 2.6%                      VALUE
--------------------------------------------------------------------------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    475,000    Pool #1471, 7.00%, due 03/15/2008 ........       $      490,732
     175,000    Pool #1655, 6.50%, due 10/15/2008 ........              180,194
     997,982    Pool #E00616, 6.00%, due 01/01/2014 ......              997,483
                                                                 --------------
                                                                      1,668,409
                                                                 --------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.1%
     425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..              434,295
     791,653    Pool #380512, 6.15%, due 08/01/2008 ......              797,590
                                                                 --------------
                                                                      1,231,885
                                                                 --------------

                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $2,856,409) ........................       $    2,900,294
                                                                 --------------

================================================================================
   PAR
  VALUE         ASSET-BACKED SECURITIES - 1.2%                         VALUE
--------------------------------------------------------------------------------
                STUDENT LOAN MARKETING ASSOCIATION - 0.6%
$    257,343    Series #97-3-A1, 4.905%, adjustable rate,
                  due 04/25/2006 .........................       $      255,413
     435,846    Series #98-1-A1, 5.015%, adjustable rate,
                  due 01/25/2007 .........................              434,922
                                                                 --------------
                                                                        690,335
                                                                 --------------
                OTHER ASSET-BACKED SECURITIES - 0.6%
     173,958    Fleetwood Credit Corporation Grantor Trust #95-A-A,
                  8.45%, due 11/15/2010 ..................              179,013
     500,000    MBNA Master Credit Card Trust #98-J-A,
                  5.25%, due 02/15/2006 ..................              503,905
                                                                 --------------
                                                                        682,918
                                                                 --------------

                TOTAL ASSET-BACKED SECURITIES
                (Cost $1,342,339) ........................       $    1,373,253
                                                                 --------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7%                                VALUE
--------------------------------------------------------------------------------
                American Home Products Corporation,
$    500,000      7.90%, due 02/15/2005 ..................       $      535,020
                Associates Corporation, N.A.,
     375,000      5.75%, due 11/01/2003 ..................              379,620
                Beneficial Corporation Medium Term Notes,
     230,000      6.35%, due 12/03/2001 ..................              232,259
                Boeing Capital Corporation,
     300,000      7.10%, due 09/27/2005 ..................              319,809
                Burlington Resources, Inc.,
     450,000      6.68%, due 02/15/2011 ..................              459,855
                Citigroup, Inc.,
     700,000      7.45%, due 06/06/2002 ..................              720,139
                Coca-Cola Enterprises,
     385,000      5.75%, due 11/01/2008 ..................              379,194
                Conoco, Inc.,
     750,000      5.90%, due 04/15/2004 ..................              758,880
                Deutsche Telekom,
     500,000      8.00%, due 06/15/2010 ..................              507,925
                Donaldson Lufkin Jenrette, Inc.,
     500,000      6.875%, due 11/1/2005 ..................              518,430
                Dover Corporation,
     345,000      6.50%, due 02/15/2011 ..................              349,140
                Duke Realty L.P. Medium Term Notes,
     390,000      6.75%, due 05/30/2008 ..................              389,505
                Enron Corporation,
     750,000      6.45%, due 11/15/2001 ..................              754,327
                ERP Operating L.P.,
     875,000      6.65%, due 11/15/2003 ..................              894,022
                Ford Motor Credit Company,
     250,000      8.00%, due 06/15/2002 ..................              257,512
                FPL Group Capital, Inc.,
     500,000      7.375%, due 06/01/2009 .................              524,625
                General Electric Capital Corporation,
     420,000      6.52%, due 10/08/2002 ..................              430,403
                Goldman Sachs Group,
     950,000      6.65%, due 05/15/2009 ..................              947,967
                GTE Northwest, Inc.,
     750,000      6.30%, due 06/01/2010 ..................              740,700
                Hewlett-Packard Company,
     140,000      7.15%, due 06/15/2005 ..................              147,360
                International Paper Company,
     735,000      8.68%, due 09/14/2001 ..................              746,459
                J.P. Morgan Chase & Company,
     450,000      6.75%, due 02/01/2011 ..................              459,230
                KeyCorp Medium Term Notes,
     675,000      6.75%, due 05/29/2001 ..................              676,721
                Manitoba (Province of) Medium Term Notes,
     205,000      5.50%, due 10/01/2008 ..................              201,296
                May Department Stores,
     510,000      5.95%, due 11/01/2008 ..................              495,083
                Merrill Lynch & Company Medium Term Notes,
     265,000      7.26%, due 03/25/2002 ..................              265,132

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE         CORPORATE BONDS - 16.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                National City Corporation,
$    575,000      7.20%, due 05/15/2005 ..................       $      601,473
                Nortel Networks Ltd.,
     500,000      6.125%, due 02/15/2006 .................              482,755
                Norwest Financial, Inc.,
     615,000      5.375%, 09/30/2003 .....................              616,876
                Prologis Trust,
     225,000      7.00%, due 10/01/2003 ..................              230,191
                SBC Communciations, Inc. Medium Term Notes,
     400,000      6.875%, due 08/15/2006 .................              417,896
                SBC Communciations, Inc.,
     435,000      6.625%, due 11/01/2009 .................              443,974
                Sears Roebuck Acceptance Corporation,
     465,000      6.99%, due 09/30/2002 ..................              473,286
                Sherwin-Williams Company,
     500,000      6.85%, due 02/01/2007 ..................              499,155
                Union Camp Corporation,
     630,000      6.50%, due 11/15/2007 ..................              620,607
                Worldcom, Inc.,
     772,000      6.125%, due 08/15/2001 .................              772,610
                                                                 --------------

                TOTAL CORPORATE BONDS (Cost $18,075,021) .       $   18,249,436
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 2.7%                                    VALUE
--------------------------------------------------------------------------------
   2,900,746    Firstar Stellar Treasury Fund (Cost $2,900,746)  $    2,900,746
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 100.2%
                (Cost $87,959,975) .......................       $  109,618,137

                LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)         (285,159)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $  109,332,978
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
       100    Cisco Systems, Inc.,
                04/21/2001, at $45.................     $      --    $   40,949
        80    EMC Corporation,
                01/19/2002, at $80 ................         2,800       140,755
       200    Hewlett-Packard Company,
                  01/19/2002, at $37.5 ..............      76,000       136,895
                                                        ---------    ----------
                                                        $  78,800    $  318,599
                                                        =========    ==========

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS - 3.3%
      30,000    Kimberly-Clark Corporation ...............       $    2,034,900
                                                                 --------------

                CAPITAL GOODS - 9.3%
      61,000    General Electric Company .................            2,553,460
      17,000    Solectron Corporation (a) ................              323,170
      65,000    Tyco International Ltd. ..................            2,809,950
                                                                 --------------
                                                                      5,686,580
                                                                 --------------
                COMMUNICATION SERVICES - 4.6%
      48,000    BellSouth Corporation ....................            1,964,160
      30,000    Vodafone Group PLC ADR ...................              814,500
                                                                 --------------
                                                                      2,778,660
                                                                 --------------
                CONSUMER CYCLICALS - 9.0%
      18,000    Danaher Corporation ......................              982,080
      33,000    Home Depot, Inc. .........................            1,422,300
      50,000    Interpublic Group of Companies, Inc. .....            1,717,500
      38,000    Target Corporation .......................            1,371,040
                                                                 --------------
                                                                      5,492,920
                                                                 --------------
                CONSUMER STAPLES - 10.7%
      43,000    Anheuser-Busch Companies, Inc. ...........            1,974,990
      50,400    Avon Products, Inc. ......................            2,015,496
      40,000    SYSCO Corporation ........................            1,060,400
      50,000    Walt Disney Company ......................            1,430,000
                                                                 --------------
                                                                      6,480,886
                                                                 --------------
                ENERGY - 6.0%
      16,000    Exxon Mobil Corporation ..................            1,296,000
      33,000    Halliburton Company ......................            1,212,750
      17,000    Texaco, Inc. .............................            1,128,800
                                                                 --------------
                                                                      3,637,550
                                                                 --------------
                FINANCIAL - 14.1%
      14,000    American Express Company .................              578,200
      18,000    American International Group, Inc. .......            1,449,000
      24,000    Capital One Financial Corporation ........            1,332,000
      43,000    Citigroup, Inc. ..........................            1,934,140
      17,000    Fannie Mae ...............................            1,353,200
      15,000    Freddie Mac ..............................              972,450
      20,000    Wells Fargo & Company ....................              989,400
                                                                 --------------
                                                                      8,608,390
                                                                 --------------
                HEALTHCARE - 14.4%
      36,000    Bristol-Myers Squibb Company .............            2,138,400
      20,000    Johnson & Johnson ........................            1,749,400
      26,000    Merck & Co., Inc. ........................            1,973,400
      37,000    Pfizer, Inc. .............................            1,515,150
      38,000    Schering-Plough Corporation ..............            1,388,140
                                                                 --------------
                                                                      8,764,490
                                                                 --------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
  SHARES        COMMON STOCKS - 94.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                TECHNOLOGY - 15.9%
      19,000    Agilent Technologies, Inc. (a) ...........       $      583,870
      60,000    Cisco Systems, Inc. (a) (b) ..............              948,750
      19,000    Computer Sciences Corporation (a) ........              614,650
      20,000    Dell Computer Corporation (a) ............              513,750
      37,000    EMC Corporation (a) (b) ..................            1,087,800
      13,600    Hewlett-Packard Company (b) ..............              425,272
      45,000    Intel Corporation ........................            1,184,063
      28,000    Microsoft Corporation (a) ................            1,531,250
      50,000    Oracle Corporation (a) ...................              749,000
      34,000    Tellabs, Inc. (a) ........................            1,383,375
      21,000    Texas Instruments, Inc. ..................              650,580
                                                                 --------------
                                                                      9,672,360
                                                                 --------------
                UTILITIES - 7.2%
      13,000    AES Corporation (a) ......................              649,480
      24,600    El Paso Energy Corporation ...............            1,606,380
      50,000    Williams Companies, Inc. .................            2,142,500
                                                                 --------------
                                                                      4,398,360
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $42,863,198) ...       $   57,555,096
                                                                 --------------

================================================================================
  SHARES        MONEY MARKETS - 6.9%                                   VALUE
--------------------------------------------------------------------------------
   4,202,517    Firstar Treasury Money Market Fund
                (Cost $4,202,517) ........................       $    4,202,517
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 101.4%
                (Cost $47,065,715) .......................       $   61,757,613

                LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4%)         (843,237)
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   60,914,376
                                                                 ==============

(a)  Non-income producing security.
(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS CONTRACTS
MARCH 31, 2001
================================================================================
                                                         MARKET
  OPTION                                                VALUE OF      PREMIUMS
 CONTRACTS      COVERED CALL OPTIONS                     OPTIONS      RECEIVED
--------------------------------------------------------------------------------
        60    Cisco Systems, Inc.,
                04/21/2001, at $45                      $      --    $   24,569
        60    EMC Corporation,
                01/19/2002, at $80                          2,100       105,566
       136    Hewlett-Packard Company,
                01/19/2002, at $37.5                       56,440        93,089
                                                        ---------    ----------
                                                        $  58,540    $  223,224
                                                        =========    ==========

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6%                          VALUE
--------------------------------------------------------------------------------
                Chesapeake Bay Bridge and Tunnel,
$  1,000,000      5.70%, due 07/01/2008 ..................       $    1,082,300
                Chesterfield Co., Virginia, GO,
     350,000      6.25%, due 07/15/2005, partially
                  prerefunded 07/15/2001 .................              359,926
                Chesterfield Co., Virginia, Water and Sewer,
                 Revenue,
   1,000,000      0.00%, due 11/01/2004 ..................              875,260
                Fairfax Co., Virginia, GO,
     500,000      5.20%, due 10/01/2001 ..................              502,110
     210,000      5.60%, due 05/01/2003 ..................              211,953
                Fairfax Co., Virginia, Park Authority, Revenue,
     300,000      6.25%, due 07/15/2005 ..................              318,870
                Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000      5.50%, due 06/15/2008 ..................              595,100
                Hampton, Virginia, GO,
   1,000,000      5.50%, due 02/01/2012 ..................            1,105,010
                Hanover Co., Virginia, GO,
   1,000,000      5.125%, due 07/15/2013 .................            1,052,610
                Hanover Co., Virginia, Industrial Dev.
                 Authority Medical Facilities, Revenue,
     225,000      6.25%, due 10/01/2011 ..................              232,653
                Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 08/15/2009 ..................            1,158,630
                Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000      5.50%, due 11/01/2008 ..................            1,093,860
                Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000      5.00%, due 07/01/2013 ..................              724,591
                Norfolk, Virginia, GO,
     500,000      5.25%, due 06/01/2008, prerefunded 06/01/2005         522,660
     300,000      5.75%, due 06/01/2011 ..................              320,832
                Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000      6.50%, due 11/01/2013, prerefunded 11/01/2006       1,080,130
                Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     900,000      5.00%, due 08/15/2005 ..................              874,152
                Portsmouth, Virginia, GO,
     800,000      5.00%, due 08/01/2017 ..................              808,096
                Prince William Co., Virginia, Park Authority,
                 Revenue,
     250,000      6.10%, due 10/15/2004 ..................              270,690
                Richmond, Virginia, GO,
   1,000,000      5.45%, due 01/15/2008 ..................            1,084,810
                Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000      6.05%, due 07/15/2005 ..................              524,570
                Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
   1,250,000      3.90%, due 04/01/2029, weekly floating rate         1,250,000
                Riverside, Virginia, Regional Jail
                 Authority, Revenue,
     545,000      5.625%, due 07/01/2007, prerefunded 07/01/2005        596,584
     455,000      5.625%, due 07/01/2007 .................              493,361
                Roanoke, Virginia, GO,
   1,000,000      5.00%, due 08/01/2009, prerefunded 08/01/2008       1,059,720
                Suffolk, Virginia, GO,
   1,000,000      5.00%, due 12/01/2015, prerefunded 12/01/2009       1,021,810
     350,000      5.80%, due 06/01/2011 ..................              382,501

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR          VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE         OBLIGATION (GO) BONDS - 97.6% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                University of Richmond, Revenue,
$  1,000,000      5.25%, due 06/01/2012 ..................       $    1,066,880
                Upper Occoquan, Virginia, Sewer Authority,
                 Revenue,
     700,000      5.00%, due 07/01/2015 ..................              711,438
                Virginia Beach, Virginia, GO,
     325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004         358,699
   1,000,000      5.25%, due 08/01/2010 ..................            1,077,620
                Virginia Commonwealth Transportation Board,
                 Revenue,
   1,000,000      5.50%, due 05/15/2024 ..................            1,042,410
                Virginia Residential Authority, Revenue,
     500,000      5.50%, due 05/01/2017, prerefunded 05/01/2010         528,110
                Virginia State, GO,
   1,000,000      5.375%, due 06/01/2003 .................            1,042,840
                Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
   1,000,000      6.05%, due 07/01/2013 ..................            1,061,280
                Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000      6.60%, due 11/01/2012 ..................              158,691
     150,000      6.30%, due 11/01/2015 ..................              156,836
                Virginia State Public Building Authority,
                 Revenue,
     900,000      6.00%, due 08/01/2003 ..................              917,037
                Virginia State Public School Authority, Revenue,
   1,000,000      5.25%, due 08/01/2009 ..................            1,080,450
                Virginia State Transportation Board, Revenue,
     350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004         381,272
                York Co., Virginia, Certificate of
                 Participation, Revenue,
     250,000      6.625%, due 03/01/2012 .................              256,585
                                                                 --------------

                TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS (Cost $28,270,654) .       $   29,442,937
                                                                 --------------

================================================================================
  SHARES        MONEY MARKET - 1.3%                                    VALUE
--------------------------------------------------------------------------------
     396,597    Firstar Tax-Free Fund (Cost $396,597) ....       $      396,597
                                                                 --------------

                TOTAL INVESTMENTS AT VALUE - 98.9%
                (Cost $28,667,251) .......................       $   29,839,534

                OTHER ASSETS IN EXCESS OF LIABILITIES - 1 1%            342,822
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   30,182,356
                                                                 ==============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001
================================================================================
  SHARES        COMMON STOCKS - 93.3%                                  VALUE
--------------------------------------------------------------------------------
                BRAZIL - 0.3%
      22,388    Embratel Participacoes SA ................       $      208,208
                                                                 --------------

                CANADA - 0.7%
      30,095    Nortel Networks Corporation ..............              425,063
                                                                 --------------

                FRANCE - 15.0%
      22,700    Alstom ...................................              625,081
      27,428    Aventis SA ...............................            2,131,254
      11,520    Carrefour SA .............................              629,351
      21,199    European Aeronautic Defence and Space Company           393,726
      16,987    Rhodia SA ................................              210,682
      11,280    Sanofi - Synthelabo SA ...................              630,200
       7,460    Suez Lyonnaise des Eaux ..................            1,101,305
      10,070    Total Fina Elf ...........................            1,366,439
      16,333    Valeo SA .................................              740,688
      19,003    Vivendi SA ...............................            1,156,587
                                                                 --------------
                                                                      8,985,313
                                                                 --------------
                GERMANY - 6.6%
       3,373    Allianz AG-REG ...........................              985,462
      14,542    DaimlerChrysler AG-REG ...................              644,042
      10,501    Dresdner Bank AG .........................              475,284
      18,019    E.On AG ..................................              860,155
       3,242    Muenchener Reuckver AG ...................              971,550
                                                                 --------------
                                                                      3,936,493
                                                                 --------------
                HONG KONG - 5.7%
     205,500    China Mobile (Hong Kong) Ltd. ............              903,754
     662,000    China Unicom .............................              712,987
      54,100    Hutchison Whampoa Ltd. ...................              565,326
      90,000    MTR Corporation ..........................              145,975
     110,000    Sun Hung Kai Properties ..................            1,050,735
                                                                 --------------
                                                                      3,378,777
                                                                 --------------
                ITALY - 5.8%
     274,046    Banca Nazionale del Lavoro (BNL) (a) .....              860,011
     204,308    ENI SpA ..................................            1,336,501
      75,113    Mediaset SpA .............................              695,207
      84,978    Telecom Italia SpA .......................              573,921
                                                                 --------------
                                                                      3,465,640
                                                                 --------------
                JAPAN - 17.8%
      59,000    Bridgestone Corporation ..................              598,851
      30,000    Fujitsu Ltd. .............................              399,777
      26,000    Kao Corporation ..........................              655,602
       5,700    Matsushita Communication Industrial Company Ltd.        368,417
         177    Mizuho Holdings, Inc. ....................              995,731
       8,000    Murata Manufacturing Company Ltd. ........              664,539
     183,000    Nissan Motor Company Ltd. ................            1,153,607
      35,000    Nomura Securities Company Ltd. ...........              628,391
          64    NTT DoCoMo, Inc. .........................            1,113,310
       5,400    Rohm Company .............................              904,883

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                JAPAN - 17.8% (CONTINUED)
      73,000    Sharp Corporation ........................       $      929,684
       2,920    Shohkoh Fund & Company Ltd. ..............              344,845
      18,000    Takeda Chemical Industries ...............              868,975
       4,500    Takefuji Corporation .....................              341,845
      19,000    Yamanouchi Pharmaceutical Company Ltd. ...              654,963
                                                                 --------------
                                                                     10,623,420
                                                                 --------------
                KOREA - 2.2%
      17,550    Korea Telecom Corporation - SP ADR .......              407,511
      14,569    Pohang Iron & Steel Company Ltd. .........              261,514
       3,735    Samsung Electronics - GDR ................              291,851
      22,007    SK Telecom Company Ltd - ADR .............              334,066
                                                                 --------------
                                                                      1,294,942
                                                                 --------------
                MEXICO - 0.6%
      11,734    Telefonos de Mexico SA - ADR .............              370,090
                                                                 --------------

                NETHERLANDS - 14.5%
       7,900    Gucci Group NV - ADR .....................              660,838
      12,951    ING Groep NV .............................              847,203
      47,949    Koninklijke Ahold NV .....................            1,491,172
     115,163    Koninklijke KPN NV .......................            1,125,953
       5,615    KPNQwest NV ..............................               58,174
      15,698    Royal Dutch Petroleum Company ............              874,114
      26,469    Unilever NV - CVA ........................            1,406,256
      35,876    VNU NV ...................................            1,327,247
      33,273    Wolters Kluwer - CVA .....................              837,986
                                                                 --------------
                                                                      8,628,943
                                                                 --------------
                SINGAPORE - 1.3%
      85,000    DBS Group Holdings Ltd. ..................              767,377
                                                                 --------------

                SPAIN - 1.6%
      60,290    Telefonica SA ............................              969,994
                                                                 --------------

                SWEDEN - 0.9%
      95,770    Telefonaktiebolaget LM Ericsson AB .......              524,348
                                                                 --------------

                SWITZERLAND - 2.1%
         788    Novartis AG ..............................            1,236,786
                                                                 --------------

                TURKEY - 0.1%
      17,962    Turkcell Iletisim Hizmetleri AS - ADR ....               56,221
                                                                 --------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES        COMMON STOCKS - 93.3% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                UNITED KINGDOM - 18.1%
      23,147    Astrazeneca PLC ..........................       $    1,099,788
     276,999    Bai Systems PLC ..........................            1,230,655
      73,586    Cable & Wireless PLC .....................              495,886
      40,738    Colt Telecom Group PLC ...................              421,058
     116,346    Diageo PLC ...............................            1,171,096
      48,252    GlaxoSmithKline PLC ......................            1,260,180
      95,662    HSBC Holdings PLC ........................            1,144,463
      46,348    Railtrack Group PLC ......................              450,378
     181,920    Reed International PLC ...................            1,692,770
     654,301    Vodafone Group PLC .......................            1,804,626
                                                                 --------------
                                                                     10,770,900
                                                                 --------------

                TOTAL COMMON STOCKS (Cost $62,398,612) ...       $   55,642,515

                OTHER ASSETS IN EXCESS OF LIABILITIES - 6.7%          4,021,745
                                                                 --------------

                NET ASSETS - 100.0% ......................       $   59,664,260
                                                                 ==============

(a)  Non-income producing security.

See accompanying notes to financial statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. When brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 27, 2001